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                                                                  EXHIBIT 10.113





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                      AMENDED AND RESTATED TRUST AGREEMENT

                                     between

                      NATIONAL FINANCIAL AUTO FUNDING TRUST

                                       and

                            WILMINGTON TRUST COMPANY

                                  Owner Trustee

                          Dated as of September 1, 1999











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                                TABLE OF CONTENTS

                                                                                          Page
ARTICLE I  DEFINITIONS ......................................................................1

   SECTION 1.1.      Capitalized Terms.......................................................1
   SECTION 1.2.      Other Definitional Provisions...........................................4
   SECTION 1.3.      Action by or Consent of Noteholders and Certificateholder...............4
   SECTION 1.4.      Material Adverse Effect.................................................5

ARTICLE II  ORGANIZATION ....................................................................5

   SECTION 2.1.      Name....................................................................5
   SECTION 2.2.      Office..................................................................5
   SECTION 2.3.      Purposes and Powers.....................................................5
   SECTION 2.4.      Appointment of Owner Trustee............................................6
   SECTION 2.5.      Initial Capital Contribution of Trust Estate............................6
   SECTION 2.6.      Declaration of Trust....................................................6
   SECTION 2.7.      Liability...............................................................7
   SECTION 2.8.      Title to Trust Property.................................................7
   SECTION 2.9.      Situs of Trust..........................................................7
   SECTION 2.10.     Representations and Warranties of the Depositor.........................7
   SECTION 2.11.     Tax Treatment \f C \l...................................................9
   SECTION 2.12.     Covenants of the Depositor..............................................9
   SECTION 2.13.     Covenants of the Certificateholder.....................................12
   SECTION 2.13.     Covenants of the Owner Trustee.........................................12

ARTICLE III  CERTIFICATE AND TRANSFER OF INTERESTS .........................................14

   SECTION 3.1.      Initial Ownership......................................................14
   SECTION  3.2.     Signature on Certificate...............................................15
   SECTION 3.3.      Authentication of Certificate..........................................15
   SECTION 3.4.      Registration of Transfer and Exchange of the Certificate...............15
   SECTION 3.5.      Mutilated, Destroyed, Lost or Stolen Certificate.......................18
   SECTION 3.6.      Person Deemed the Certificateholder....................................18
   SECTION 3.7.      Access to List of Certificateholder's Name and Address.................19
   SECTION 3.8.      Maintenance of Office or Agency........................................19
   SECTION 3.9.      ERISA Restrictions.....................................................19
   SECTION 3.10.     Securities Matters.....................................................19
   SECTION 3.10.     Pledge of Certificate..................................................19

ARTICLE IV  VOTING RIGHTS AND OTHER ACTIONS.................................................20

   SECTION 4.1.      Prior Notice to Holder with Respect to Certain Matters.................20
   SECTION 4.2.      Action by Certificateholder with Respect to Certain Matters............20


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
   SECTION 4.3.      Action by Certificateholder with Respect to Bankruptcy.................21
   SECTION 4.4.      Restrictions on Certificateholder's Power..............................21
   SECTION 4.6.      Rights of Insurer......................................................22

ARTICLE V  CERTAIN DUTIES ..................................................................22

   SECTION 5.1.      Accounting and Records to the Noteholders, the Certificateholder,
                     the Internal Revenue Service and Others................................22
   SECTION 5.2.      Signature on Returns; Tax Matters Partner..............................23
   SECTION 5.3.      Note Purchase Agreements...............................................23

ARTICLE VI  AUTHORITY AND DUTIES OF OWNER TRUSTEE ..........................................23

   SECTION 6.1.      General Authority......................................................23
   SECTION 6.2.      General Duties.........................................................24
   SECTION 6.3.      Action upon Instruction................................................24
   SECTION 6.4.      No Duties Except as Specified in this Agreement or in Instructions.....25
   SECTION 6.5.      No Action Except under Specified Documents or Instructions.............25
   SECTION 6.6.      Restrictions...........................................................25

ARTICLE VII  CONCERNING THE OWNER TRUSTEE ..................................................26

   SECTION 7.1.      Acceptance of Trusts and Duties........................................26
   SECTION 7.2.      Furnishing of Documents................................................27
   SECTION 7.3.      Representations and Warranties.........................................27
   SECTION 7.4.      Reliance; Advice of Counsel............................................28
   SECTION 7.5.      Not Acting in Individual Capacity......................................29
   SECTION 7.6.      Owner Trustee Not Liable for Certificate or Receivables................29
   SECTION 7.7.      Owner Trustee May Own Certificates and Notes...........................29
   SECTION 7.8.      Payments from Owner Trust Estate.......................................29
   SECTION 7.9.      Conducting Activities in Other Jurisdictions...........................30

ARTICLE VIII  COMPENSATION OF OWNER TRUSTEE ................................................30

   SECTION 8.1.      Owner Trustee's Fees and Expenses......................................30
   SECTION 8.2.      Indemnification........................................................30
   SECTION 8.3.      Payments to the Owner Trustee..........................................31

ARTICLE IX  TERMINATION OF TRUST AGREEMENT .................................................31

   SECTION 9.1.      Termination of Trust Agreement.........................................31


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
ARTICLE X  SUCCESSOR OWNER TRUSTEES AND ADDITIONAL OWNER TRUSTEES ..........................33

   SECTION 10.1.     Eligibility Requirements for Owner Trustee.............................33
   SECTION 10.2.     Resignation or Removal of Owner Trustee................................33
   SECTION 10.3.     Successor Owner Trustee................................................34
   SECTION 10.4.     Merger or Consolidation of Owner Trustee...............................35
   SECTION 10.5.     Appointment of Co-Trustee or Separate Trustee..........................35

ARTICLE XI  MISCELLANEOUS ..................................................................36

   SECTION 11.1.     Supplements and Amendments.............................................36
   SECTION 11.2.     Limitations on Rights of Others........................................37
   SECTION 11.3.     Notices................................................................38
   SECTION 11.4.     Severability...........................................................38
   SECTION 11.5.     Separate Counterparts..................................................38
   SECTION 11.6.     Assignments; Insurer...................................................38
   SECTION 11.7.     No Petition............................................................39
   SECTION 11.8.     No Recourse............................................................39
   SECTION 11.9.     Headings...............................................................39
   SECTION 11.10.    GOVERNING LAW..........................................................39
   SECTION 11.11.    Master Servicer........................................................39
   SECTION 11.12.    Instruction............................................................40
   SECTION 11.12.    Limitation of Liability................................................40



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Exhibit A         Form of Certificate

Exhibit B         Form of Certificate of Trust

Exhibit C         Form of Purchaser Representation Letter

Exhibit D         Form of Transferee Representation Letter


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         THIS AMENDED AND RESTATED TRUST AGREEMENT dated as of September 1,
1999, between NATIONAL FINANCIAL AUTO FUNDING TRUST, a Delaware business trust (the "Depositor"), and WILMINGTON TRUST COMPANY, a Delaware banking corporation, as Owner Trustee.


                                    ARTICLE I

                                   DEFINITIONS


         SECTION 1.1. Capitalized Terms. For all purposes of this Agreement, the following terms shall have the meanings set forth below:

                  "Affiliate" shall mean with respect to any specified Person, a Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, or owns, directly or indirectly, 50% or more of, the Person specified.

                  "Agreement" shall mean this Trust Agreement, as the same may be amended and supplemented from time to time.

                  "Basic Documents" shall mean this Agreement, the Certificate of Trust, the Sale and Servicing Agreement, the Spread Account Agreement, the Insurance Agreement, the Indenture, the Class A Note Purchase Agreement, the Class B Note Purchase Agreement and the other documents and certificates delivered in connection therewith.

                  "Benefit Plan" shall have the meaning assigned to such term in
Section 3.9.

                  "Business Trust Statute" shall mean Chapter 38 of Title 12 of the Delaware Code, 12 Del. Codess.. 3801 et. seq. as the same may be amended from time to time.

                  "Certificate" or "Trust Certificate" means the trust certificate evidencing the beneficial ownership interest of the Certificateholder in the Trust, substantially in the form of Exhibit A attached hereto.

                  "Certificate of Trust" shall mean the Certificate of Trust in the form of Exhibit B to be filed for the Trust pursuant to Section 3810(a) of the Business Trust Statute.

                  "Certificate Register" and "Certificate Registrar" shall mean the register mentioned and the registrar appointed pursuant to Section 3.4.

                  "Class A Note Purchase Agreement" means the Note Purchase Agreement dated September 24, 1999, among National Auto Finance Company, Inc., the Trust and First Union National Bank, the Depositor and the purchasers listed on Exhibit A to the Note Purchase Agreement.


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                  "Class B Note Purchase Agreement" means the Note Purchase
Agreement dated September 24, 1999, among National Auto Finance Company, Inc., the Trust and First Union National Bank.

                  "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and Treasury Regulations promulgated thereunder.

                  "Corporate Trust Office" shall mean, with respect to the Owner Trustee, the principal corporate trust office of the Owner Trustee located at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001,
Attention: Corporate Trust Administration, or at such other address as the Owner Trustee may designate by notice to the Certificateholder and the Depositor, or the principal corporate trust office of any successor Owner Trustee (the address of which the successor owner trustee will notify the Certificateholder and the Depositor).

                  "Definitive Certificate" shall mean the Certificate issued in certificated, fully registered form.

                  "Depositor" shall mean National Financial Auto Funding Trust in its capacity as Depositor hereunder.

                  "Distribution Account" shall mean the account designated as such as established and maintained pursuant to the Sale and Servicing Agreement.

                  "ERISA" shall have the meaning assigned to such term in
Section 3.9.

                  "Expenses" shall have the meaning assigned to such term in
Section 8.2.

                  "Holder" or "Certificateholder" shall mean the Person in whose name the Certificate is registered on the Certificate Register.

                  "Indemnified Parties" shall have the meaning assigned to such term in Section 8.2.

                  "Indenture" shall mean the Indenture dated as of September 1, 1999, between the Trust and Harris Trust and Savings Bank, as Trust Collateral Agent and Indenture Trustee, as the same may be amended and supplemented from time to time in accordance with the terms thereof.

                  "Indenture Trustee" shall mean, initially Harris Trust and Savings Bank, in its capacity as indenture trustee, including its successors in interest, until and unless a successor Person shall have become the Indenture Trustee pursuant to the Sale and Servicing Agreement and thereafter "Indenture Trustee" shall mean such successor Person.

                  "Insurer" shall mean Financial Security Assurance Inc., or its successor in interest.

                  "Instructing Party" shall have the meaning assigned to such term in Section 6.3.


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


                  "Note Purchase Agreements" means the Class A Note Purchase Agreement and the Class B Note Purchase Agreement.

                  "Owner Trust Estate" shall mean all right, title and interest of the Trust in and to the property and rights assigned to the Trust pursuant to
Article II of the Sale and Servicing Agreement, all funds on deposit from time to time in the Trust Accounts and all other property of the Trust from time to time, including any rights of the Owner Trustee and the Trust pursuant to the Sale and Servicing Agreement and the Spread Account Agreement.

                  "Owner Trustee" shall mean Wilmington Trust Company, a Delaware banking corporation, not in its individual capacity but solely as owner trustee under this Agreement, and any successor Owner Trustee hereunder.

                  "Record Date" shall mean with respect to any Distribution Date, the close of business on the last Business Day immediately preceding such Distribution Date.

                  "Revolving Credit and Term Loan and Security Agreement" means the Revolving Credit and Term Loan and Security Agreement among the Depositor, National Auto Finance Company, Inc. and First Union National Bank, dated as of March 31, 1999, and as the same may be amended or modified from time to time.

                  "Sale and Servicing Agreement" shall mean the Sale and Servicing Agreement among the Trust, National Financial Auto Funding Trust, as Seller, National Auto Finance Company, Inc., as Servicer, and Harris Trust and Savings Bank, as the Trust Collateral Agent and Backup Servicer, dated as of September 1, 1999, as the same may be amended and supplemented from time to time.

                  "Secretary of State" shall mean the Secretary of State of the State of Delaware.

                  "Security Majority" means a majority, by principal amount, of the Noteholders so long as the Notes are outstanding, and the Certificateholder thereafter.

                  "Series 1999-1 Supplement" means the Series 1999-1 Supplement to the Spread Account Agreement.

                  "Spread Account" shall mean the Series 1999-1 Spread Account established and maintained pursuant to the Series 1999-1 Supplement.

                  "Spread Account Agreement" shall mean the First Amended and Restated Master Spread Account Agreement, dated as of March 31, 1998, among National Financial Auto Funding Trust, the Insurer, and Harris Trust and Savings Bank, as Trust Collateral Agent and as Collateral Agent, as the same has been previously supplemented and as may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

                  "Treasury Regulations" shall mean regulations, including proposed or temporary regulations, promulgated under the Code. References herein to specific provisions of proposed or


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temporary regulations shall include analogous provisions of final Treasury
Regulations or other successor Treasury Regulations.

                  "Trust" shall mean the trust established by this Agreement.

                  "Trust Accounts" shall have the meaning ascribed thereto in the Sale and Servicing Agreement.

                  "Trust Collateral Agent" shall mean, initially, Harris Trust and Savings Bank, in its capacity as collateral agent, including its successors in interest, until and unless a successor Person shall have become the Trust Collateral Agent pursuant to the Sale and Servicing Agreement, and thereafter "Trust Collateral Agent" shall mean such successor Person.

         SECTION 1.2. Other Definitional Provisions.

                  (a) Capitalized terms used herein and not otherwise defined have the meanings assigned to them in the Sale and Servicing Agreement or, if not defined therein, in the Spread Account Agreement or in the Indenture.

                  (b) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

                  (c) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles as in effect on the date of this Agreement or any such certificate or other document, as applicable. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

                  (d) The words "hereof," "herein," "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section and Exhibit references contained in this Agreement are references to Sections and Exhibits in or to this Agreement unless otherwise specified; and the term "including" shall mean "including without limitation."

                  (e) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms, and to the masculine as well as to the feminine and neuter genders of such terms.

         SECTION 1.3. Action by or Consent of Noteholders and Certificateholder. Whenever any provision of this Agreement refers to action to be taken, or consented to, by the Noteholders or the Certificateholder, such provision shall be deemed to refer to the Certificateholder or


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Noteholder, as the case may be, of record as of the Record Date immediately preceding the date on which such action is to be taken, or consent given, by the Noteholders or the Certificateholder. Solely for the purposes of any action to be taken, or consented to, by the Noteholders, any Note registered in the name of the Seller or any Affiliate thereof shall be deemed not to be outstanding; provided, however, that, solely for the purpose of determining whether the Owner Trustee, the Indenture Trustee or the Trust Collateral Agent is entitled to rely upon any such action or consent, only Notes which the Owner Trustee, the Indenture Trustee or the Trust Collateral Agent, respectively, has been notified to be so owned shall be so disregarded.

         SECTION 1.4. Material Adverse Effect. Whenever a determination is to be made under this Agreement as to whether a given event, action, course of conduct or set of facts or circumstances could or would have a material adverse effect on the Noteholders or the Certificateholder (or any similar or analogous determination), such determination shall be made without taking into account the funds available from claims under the Class A Note Policy.


                                   ARTICLE II

                                  ORGANIZATION


         SECTION 2.1. Name. There is hereby formed a trust to be known as "National Auto Finance 1999-1 Trust," in which name the Owner Trustee may conduct the activities of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued.

         SECTION 2.2. Office. The office of the Trust shall be in care of the Owner Trustee at the Corporate Trust Office or at such other address as the Owner Trustee may designate by written notice to the Certificateholder and the Depositor.

         SECTION 2.3. Purposes and Powers. (a) The purpose of the Trust is, and the Trust shall have the power and authority, to engage in the following activities: (i) to issue the Notes pursuant to the Indenture and the Certificate pursuant to this Agreement, and to sell the Notes; (ii) with the proceeds of the sale of the Notes, to fund the Spread Account and to pay the organizational, start-up and transactional expenses of the Trust and to pay the balance to the Depositor pursuant to the Sale and Servicing Agreement; (iii) to assign, grant, transfer, pledge, mortgage and convey the Owner Trust Estate to the Trust Collateral Agent pursuant to the Indenture for the benefit of the Insurer and the Indenture Trustee on behalf of the Noteholders, and to hold, manage and distribute to the Certificateholder and the Depositor pursuant to the terms of the Sale and Servicing Agreement any portion of the Owner Trust Estate released from the Lien of, and remitted to the Trust, pursuant to the Indenture; (iv) to enter into and perform its obligations under the Basic Documents to which it is a party; (v) to engage in those activities, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and (vi) subject to compliance with the Basic Documents, to engage in such other activities as may be required in connection with conservation of the Owner Trust Estate and the making of distributions to the Certificateholder and the Noteholders.


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         The Trust is hereby authorized to engage in the foregoing activities.
The Trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement or the Basic Documents.

         SECTION 2.4. Appointment of Owner Trustee. The Depositor hereby appoints the Owner Trustee as trustee of the Trust effective as of the date hereof, to have all the rights, powers and duties set forth herein.

         SECTION 2.5. Initial Capital Contribution of Trust Estate. The Depositor hereby sells, assigns, transfers, conveys and sets over to the Owner Trustee, as of the date hereof, the sum of $1. The Owner Trustee hereby acknowledges receipt in trust from the Depositor, as of the date hereof, of the foregoing contribution, which shall constitute the initial Owner Trust Estate and shall be deposited in the Distribution Account. The Depositor shall pay organizational expenses of the Trust as they may arise.

         SECTION 2.6. Declaration of Trust. The Owner Trustee hereby declares that it will hold the Owner Trust Estate in trust upon and subject to the conditions set forth herein for the use and benefit of the Certificateholder, subject to the obligations of the Trust under the Basic Documents. It is the intention and agreement of the parties hereto that the Trust constitute a business trust under the Business Trust Statute and that this Agreement constitute the governing instrument of such business trust. It is the intention and agreement of the parties hereto that, solely for income and franchise tax purposes, the Trust shall be treated as a security device only, or alternatively, if such characterization is not respected for any applicable income or franchise tax purposes, the Trust shall be treated solely for such income or franchise tax purposes as a non-entity disregarded as an entity separate from its owner under Treasury Regulations Section 301.7701-3(b)(ii); provided, however, that if any Class of Notes is treated as an equity interest in the Trust for any applicable income or franchise tax purposes, it is the intention and agreement of the parties hereto that, solely for such income or franchise tax purposes, the Trust shall then be treated as a partnership and that, unless otherwise required by appropriate tax authorities, only after such time the Servicer, on behalf of the Trust, will file or cause to be filed annual or other necessary returns, reports and other forms consistent with the characterization of the Trust as a partnership for such income or franchise tax purposes. None of the parties hereto shall make the election provided in Treasury Regulations Section 301.7701-3(c) to have the Trust classified as an association taxable as a corporation. Effective as of the date hereof, the Owner Trustee shall have all rights, powers and duties set forth herein and to the extent not inconsistent herewith, in the Business Trust Statute with respect to accomplishing the purposes of the Trust. The Owner Trustee shall file the Certificate of Trust with the Secretary of State.

         SECTION 2.7. Liability. (a) The Depositor shall pay organizational expenses of the Trust as they may arise or shall, upon the request of the Owner Trustee, promptly reimburse the Owner Trustee for any such expenses paid by the Owner Trustee.

                           (b) The Holder, other than to the extent set forth in clause (a), shall not have any personal liability for any liability or obligation of the Trust.


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         SECTION 2.8. Title to Trust Property. (a) Legal title to all the Owner
Trust Estate shall be vested at all times in the Trust as a separate legal entity except where applicable law in any jurisdiction requires title to any part of the Owner Trust Estate to be vested in a trustee or trustees, in which case title shall be deemed to be vested in the Owner Trustee, a co-trustee and/or a separate trustee, as the case may be.

                           (b) The Holder shall not have legal title to any part of the Trust Property. The Holder shall be entitled to receive distributions with respect to its undivided ownership interest therein only in accordance with Article IX and Section 5.7 of the Sale and Servicing Agreement. No transfer, by operation of law or otherwise, of any right, title or interest by the Certificateholder of its ownership interest in the Owner Trust Estate shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Trust Property.

         SECTION 2.9. Situs of Trust. The Trust will be located and administered in the State of Delaware. All bank accounts maintained by the Owner Trustee on behalf of the Trust shall be located in the State of Delaware or the State of New York. Payments will be received by the Trust only in Delaware or New York and payments will be made by the Trust only from Delaware or New York. The Trust shall not have any employees in any state other than Delaware; provided, however, that nothing herein shall restrict or prohibit the Owner Trustee, the Servicer or any agent of the Trust from having employees within or without the State of Delaware. The only office of the Trust will be at the Corporate Trust Office in Delaware.

         SECTION 2.10. Representations and Warranties of the Depositor. The Depositor makes the following representations and warranties on which the Owner Trustee relies in accepting the Owner Trust Estate in trust and issuing the Certificates, and upon which the Insurer relies in issuing the Class A Note Policy and upon which the Noteholders rely in purchasing their Notes.

                  (a) Organization and Good Standing. The Depositor is duly organized and validly existing as a Delaware business trust with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted and is proposed to be conducted pursuant to this Agreement and the Basic Documents.

                  (b) Due Qualification. The Depositor is duly qualified to do business and is in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of its property, the conduct of its business and the performance of its obligations under this Agreement and the Basic Documents requires such qualification.

                  (c) Power and Authority. The Depositor has the trust power and authority to execute and deliver this Agreement and to carry out its terms; the Depositor has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Trust, and the Depositor has duly authorized such sale and assignment and deposit to the Trust by all necessary trust action; and the execution, delivery and performance of this Agreement has been duly authorized by the Depositor by all necessary trust action.


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


                  (d) No Consent Required. To the best knowledge of the Depositor, no consent, license, approval or authorization or registration or declaration with, any Person or with any governmental authority, bureau or agency is required in connection with the execution, delivery or performance of this Agreement and the Basic Documents, except for such as have been obtained, effected or made.

                  (e) No Violation. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the organizational documents of the Depositor, or any material indenture, agreement or other instrument to which the Depositor is a party or by which it is bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); nor violate any law or, to the best of the Depositor's knowledge, any order, rule or regulation applicable to the Depositor of any court or of any Federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties.

                  (f) No Proceedings. There are no proceedings or investigations pending or, to its knowledge threatened against the Depositor before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over it or its properties (i) asserting the invalidity of this Agreement or any of the Basic Documents, (ii) seeking to prevent the issuance of the Certificates or the Notes or the consummation of any of the transactions contemplated by this Agreement or any of the Basic Documents, (iii) seeking any determination or ruling that might materially and adversely affect its performance of its obligations under, or the validity or enforceability of, this Agreement or any of the Basic Documents, or (iv) seeking to adversely affect the federal income tax or other federal, state or local tax attributes of the Notes or the Certificate.

         SECTION 2.11. Tax Treatment. The Depositor, the Servicer and the Certificateholder intend and agree to treat, and to take no action inconsistent with the treatment of, the Notes as indebtedness for purposes of federal, state, local and foreign income and franchise taxes and any other tax imposed on or measured by net income. Furthermore, subject to the following paragraph, the Depositor, the Servicer and the Certificateholder agree and intend to treat the Trust as a security device only (or alternatively, if such characterization is not respected for any applicable income or franchise tax purposes, as a non-entity disregarded as an entity separate from its owner for such income or franchise tax purposes under Treasury Regulations Section 301.7701-3(b)(ii) or any similar provision of applicable law) and consistent with such intent the Depositor, the Certificateholder and the Owner Trustee shall not file tax returns on behalf of the Trust.

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         Notwithstanding the above, in the event that any Class of Notes is recharacterized by the Internal Revenue Service for federal income tax purposes to represent an equity interest in the Trust, it is the intent and agreement of the parties hereto that the Trust shall be treated for income and franchise tax purposes as a partnership among the holders of such Notes and the Certificateholder. In the event such a partnership is deemed to exist, any interest accrued on the Notes in accordance with the terms thereof shall be treated as guaranteed payments as defined in Code Section 707(c) and the partnership's taxable income or loss (net of such guaranteed payments) shall be allocated solely to the Certificateholder. If such treatment is not respected, then the net income of the Trust for any month as determined for federal income tax purposes (and each item of income, gain, loss and deduction entering into the computation thereof) shall be allocated in such manner as to cause to the greatest extent possible the Certificateholder and each Noteholder to recognize net taxable income or loss at such time, and in such amounts, as each such person would have recognized such income or loss if such Notes had been respected as indebtedness and had not been recharacterized as an equity interest in the Trust.

         SECTION 2.12. Covenants of the Depositor. The Depositor agrees and covenants for the benefit of each Noteholder, the Certificateholder, the Insurer and the Owner Trustee, during the term of this Agreement, and to the fullest extent permitted by applicable law, that:

                  (a) it shall not cause or permit the Trust to create, incur or suffer to exist any indebtedness (other than any indebtedness pursuant to the Revolving Credit and Term Loan and Security Agreement) or engage in any activity, except, in each case, as permitted by this Agreement and the Basic Documents;

                  (b) it shall not, for any reason, institute proceedings for the Trust to be adjudicated a bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against the Trust, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to the bankruptcy of the Trust, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Trust or a substantial part of the property of the Trust or cause or permit the Trust to make any assignment for the benefit of creditors, or admit in writing the inability of the Trust to pay its debts generally as they become due, or declare or effect a moratorium on the debt of the Trust or take any action in furtherance of any such action;

                  (c) it shall obtain from each counterparty to each Basic Document to which it or the Trust is a party and each other agreement entered into on or after the date hereof to which it or the Trust is a party, an agreement by each such counterparty that prior to the occurrence of the event specified in Section 9.1(e) such counterparty shall not institute against, or join any other Person in instituting against, it or the Trust, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceedings under the laws of the United States or any state of the United States;

                  (d) it shall not, for any reason, withdraw or attempt to withdraw from this Agreement, dissolve, institute proceedings for it to be adjudicated a bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against it, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of it or a substantial part of its property, or make any assignment for the benefit of creditors, or admit in writing its inability to pay its debts generally as they become due, or declare or effect a moratorium on its debt or take any action in furtherance of any such action;

                  (e) the operations of the Trust will be conducted in accordance with the following standards:

                           (A) prior to the date which is one year and one day after the Notes shall have been paid in full, the Depositor shall not institute any proceedings against, or join any Person in instituting against, the Trust any bankruptcy, reorganization, receivership arrangement, insolvency or liquidation proceedings or other similar proceedings under any federal or state bankruptcy or similar law. This
         Section 2.12(e) shall survive the termination of this Agreement and the Trust;

                           (B) so long as the Notes shall not have been indefeasibly paid in full, the Trust shall not:

                           (i) engage in any activities other than those set forth in Section 2.3 hereof;

                           (ii) consolidate or merge with or into any other entity or convey or transfer its properties and assets substantially as an entirety to any entity;

                           (iii) dissolve or liquidate, in whole or in part;

                           (iv) except as permitted by the Basic Documents to which the Trust is a party, commingle the funds and other assets comprising part of the Trust Estate with those of any other Person;

                           (v) identify itself as a division of any person or entity;

                           (vi) become or hold itself out as being liable for the debts of any other Person;

                           (vii) (A) incur any indebtedness, except as permitted under the Basic Documents; (B) suffer or permit to exist any liens, claims or encumbrances on any of its property other than liens, claims or encumbrances permitted to be incurred by the Trust pursuant to the Basic Documents to which the Trust is a party; (C) make any advances, loans, extensions of credit, acquisitions or investments except as permitted by the Basic Documents to which the Trust is a party; (D) conduct activities or enter into transactions with Affiliates of the Trust, except on an arm's-length basis; or (E) own or acquire any stock of any Person or guarantee any obligation of any Person or, except pursuant to any Basic Document, own or acquire any securities of any Person; and

                           (viii) amend any of the provisions contained in this
         Section 2.12 hereof;

                           (C) so long as the Notes shall not have been indefeasibly paid in full, the Trust shall:

                           (i) (A) act solely in its own name and through its duly authorized officers or agents in the conduct of its activities except to the extent required by the law of any applicable jurisdiction; (B) conduct its activities so as not to mislead others as to the identity of the entity with which they are conducting activities; (C) hold itself out to the public as a legal entity separate and distinct from the Depositor or any Affiliate thereof; (D) pay its own expenses and liabilities out of its own funds and assets; and (E) use a telephone number, mailing address, stationery and other business forms that are separate from the Depositor;

                           (ii) maintain all records and books of account so as to reflect the separate existence of the Trust and maintain bank accounts and assets separate from any other Person. The books of the Trust may be kept (subject to any provision contained in any applicable statutes) inside or outside the State of Delaware at such place or places as maybe designated from time to time by the Depositor;

                           (iii) hold appropriate meetings and meet such other formalities as may be necessary to authorize all of the Trust's actions as may be required by law and observe all other trust formalities;

                           (iv) correct any known misunderstanding regarding its separate identity;

                           (v) conduct the Trust's activities at an office segregated from the office of the Depositor;

                           (vi) deliver, file and pay, as applicable, all tax returns and financial statements and tax payments as and when required under the Basic Documents, and to the extent its assets and liabilities are consolidated with those of any Affiliates on any financial statements, cause appropriate footnotes to be added to such financial statement indicating that the assets of the Trust are not available to creditors of such Affiliates; and

                           (vii) promptly deliver to the Insurer and Noteholders copies of any and all notices, instructions or other written communications given by either party hereto to the other pursuant to the terms of this Agreement.

         SECTION 2.13. Covenants of the Certificateholder. The Certificateholder agrees:

                  (a) to be bound by the terms and conditions of the Certificate and of this Agreement, including any supplements or amendments hereto, and to perform the obligations of the Certificateholder as set forth therein or herein in all respects as if it were a signatory hereto; which undertaking is made for the benefit of the Trust, the Owner Trustee, the Insurer and the Noteholders present and future;

                  (b) to hereby appoint the Depositor as the Certificateholder's agent and attorney-in-fact to sign any federal income tax information return filed on behalf of the Trust, if any, and agree that, if requested by the Trust, the Certificateholder will sign such federal income tax information return in its capacity as holder of an interest in the Trust. The Certificateholder also hereby agrees that in its tax returns it will not take any position inconsistent with those taken in any tax returns that may be filed by the Trust;

                  (c) if the Certificateholder is other than an individual or other entity holding the Certificate through a broker who reports securities sales on Form 1099-B, to notify the Owner Trustee of any transfer by it of the Certificate in a taxable sale or exchange, within 30 days of the date of the transfer; and

                  (d) until the completion of the events specified in Section 9.1(e), not to, for any reason, institute proceedings for the Trust or the Depositor to be adjudicated a bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against the Trust, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Trust or a substantial part of its property, or cause or permit the Trust to make any assignment for the benefit of its creditors, or admit in writing its inability to pay its debts generally as they become due, or declare or effect a moratorium on its debt or take any action in furtherance of any such action.

         SECTION 2.14. Covenants of the Certificateholder/Owner Trustee. The Certificateholder hereby instructs the Owner Trustee that the operations of the Trust will be conducted in accordance with the following standards:

                  (a) prior to the date which is one year and one day after the Notes shall have been paid in full, the Owner Trustee shall not institute any proceedings against, or join any Person in instituting against, either of the Trust or the Depositor any bankruptcy, reorganization, receivership arrangement, insolvency or liquidation proceedings or other similar proceedings under any federal or state bankruptcy or similar law. This Section 2.14(a) shall survive the termination of this Agreement and the Trust;

                  (b) so long as the Notes shall not have been indefeasibly paid in full, the Trust shall not:

                           (i) engage in any activities other than those set forth in Section 2.3 hereof;

                           (ii) consolidate or merge with or into any other entity or convey or transfer its properties and assets substantially as an entirety to any entity;

                           (iii) dissolve or liquidate, in whole or in part;

                           (iv) except as permitted by the Basic Documents to which the Trust is a party, commingle the funds and other assets comprising part of the Trust Estate with those of any other Person;

                           (v) identify itself as a division of any person or entity;

                           (vi) become or hold itself out as being liable for the debts of any other Person;

                           (vii) (A) incur any indebtedness, except as permitted under the Basic Documents; (B) suffer or permit to exist any liens, claims or encumbrances on any of its property other than liens, claims or encumbrances permitted pursuant to the Basic Documents to which the Trust is a party; (C) make any advances, loans, extensions of credit, acquisitions or investments except as permitted by the Basic Documents to which the Trust is a party; (D) conduct activities or enter into transactions with Affiliates of the Trust, except on an arm's-length basis; or (E) own or acquire any stock of any Person or guarantee any obligation of any Person or, except pursuant to any Basic Document, own or acquire any securities of any Person; and

                           (viii) amend any of the provisions contained in this
         Section 2.14 hereof;

                  (c) so long as the Notes shall not have been indefeasibly paid in full, the Trust shall:

                           (i) (A) act solely in it own name and through its duly authorized officers or agents in the conduct of its activities except to the extent required by the law of any applicable jurisdiction; (B) conduct its activities so as not to mislead others as to the identity of the entity with which they are conducting activities; (C) hold itself out to the public as a legal entity separate and distinct from the Depositor or any Affiliate thereof; (D) pay its own expenses and liabilities out of its own funds and assets; and (E) use a telephone number, mailing address, stationery and other business forms that are separate from the Depositor;

                           (ii) maintain all records and books of account so as to reflect the separate existence of the Trust and maintain bank accounts and assets separate from any other Person. The books of the Trust may be kept (subject to any provision contained in any applicable statutes) inside or outside the State of Delaware at such place or places as may be designated from time to time by the Depositor;

                           (iii) hold appropriate meetings and meet such other formalities as may be necessary to authorize all of the Trust's actions as may be required by law and observe all other trust formalities;

                           (iv) correct any known misunderstanding regarding its separate identity;

                           (v) conduct the Trust's activities at an office segregated from the office of the Depositor;

                           (vi) deliver, file and pay, as applicable, all tax returns and financial statements and tax payments as and when required under the Basic Documents, and to the extent its assets and liabilities are consolidated with those of any Affiliates on any financial statements, cause appropriate footnotes to be added to such financial statement indicating that the assets of the Trust are not available to creditors of such ; and

                           (vii) promptly deliver to the Insurer and the Noteholders copies of any and all notices, instructions or other written communications given by either party hereto to the other pursuant to the terms of this Agreement.


                                   ARTICLE III

                      CERTIFICATE AND TRANSFER OF INTERESTS


         SECTION 3.1. Initial Ownership. Upon the formation of the Trust by the contribution by the Depositor pursuant to Section 2.5 and until the later of (a) the payment in full of all amounts payable to First Union National Bank pursuant to the provisions of the Revolving Credit and Term Loan and Security Agreement and (b) the sale of the Certificate by the Depositor, the Depositor, as the Certificateholder, shall be the sole beneficiary of the Trust. The Certificate shall not be divisible and shall always represent 100% of the beneficial ownership interest of the Trust.

         SECTION 3.2. Signature on Certificate. The Certificate shall be executed on behalf of the Trust by manual or facsimile signature of an authorized officer of the Owner Trustee. A Certificate bearing the manual or facsimile signature of an individual who was, at the time when such signature shall have been affixed, authorized to sign on behalf of the Trust, shall be validly issued and entitled to the benefit of this Agreement, notwithstanding that such individual shall have ceased to be so authorized prior to the authentication and delivery of such Certificate or did not hold such office at the date of authentication and delivery of such Certificate. A transferee of the Certificate shall become the Certificateholder, and shall be entitled to the rights and subject to the obligations of the Certificateholder hereunder, upon due registration of the Certificate in such transferee's name pursuant to
Section 3.4.

         SECTION 3.3. Authentication of Certificate. Concurrently with the initial sale of the Receivables to the Trust pursuant to the Sale and Servicing Agreement, the Owner Trustee shall cause the Certificate to be executed on behalf of the Trust, authenticated and delivered to, or upon the written order of, the Depositor, signed by its chairman of the board, its president or any vice president, its treasurer or any assistant treasurer without further corporate action by the Depositor. The Certificate shall neither entitle its holder to any benefit under this Agreement nor shall be valid for any purpose, unless there shall appear on the Certificate a certificate of authentication substantially in the form set forth in Exhibit A, executed by the Owner Trustee, by manual signature; such authentication shall constitute conclusive evidence that such Certificate shall have been duly authenticated and delivered hereunder. The Certificate shall be dated the date of its authentication.

         SECTION 3.4. Registration of Transfer and Exchange of the Certificate. The Certificate Registrar shall keep or cause to be kept, at the office or agency maintained pursuant to Section 3.8, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Owner Trustee shall provide for the registration of the Certificate and of transfers and exchanges of the Certificate as herein provided. The Owner Trustee shall be the initial Certificate Registrar.

         As a condition to the registration of any transfer of the Certificate, the prospective transferee of such a Certificate shall represent to the Owner Trustee and the Certificate Registrar the following:

                           (i) It has neither acquired nor will it transfer the Certificate or cause the Certificate to be marketed on or through an "established securities market" within the meaning of Section 7704(b)(1) of the Code, including, without limitation, an over-the-counter-market or an interdealer quotation system that regularly disseminates firm buy or sell quotations.

                           (ii) It either (A) is not, and will not become, a partnership, S corporation or grantor trust for U.S. federal income tax purposes, or (B) is such an entity, but none of the direct or indirect beneficial owners of any of the interests in such transferee have allowed or caused, or will allow or cause, fifty percent (50%) or more of the value of such interests to be attributable to such transferee's ownership of the Certificate.

                           (iii) It understands that tax counsel to the Trust has provided an opinion substantially to the effect that the Trust will not be a publicly traded partnership taxable as a corporation for U.S. federal income tax purposes and that the validity of such opinion is dependent in part on the accuracy of the representations in paragraphs
         (i) and (ii) above.

         The Certificate has not been registered under the Securities Act of 1933, as amended (the "Securities Act") or any state securities law. The Certificate Registrar shall not register the transfer of the Certificate unless such resale or transfer complies with Section 3.9 and is pursuant to (a) Section
3.1 hereof and (b) an effective registration statement under the Securities Act or is to the Seller or unless it shall have received (i) a representation letter substantially in the form of Exhibit C hereto or (ii) such other representations (or an Opinion of Counsel) satisfactory to the Owner Trustee to the effect that such resale or transfer is made (A) in a transaction exempt from the registration requirements of the Securities Act and applicable state securities laws, or (B) to a person who the transferor of the Certificate reasonably believes is a qualified institutional buyer (within the meaning of Rule 144A under the Securities Act) that is aware that such resale or other transfer is being made in reliance upon Rule 144A. Until such time as the Certificate shall be registered pursuant to a registration statement filed under the Securities Act, the Certificate shall bear a legend as follows:

         THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE IN RELIANCE UPON EXEMPTIONS PROVIDED BY THE SECURITIES ACT AND SUCH STATE SECURITIES LAWS. NO RESALE OR OTHER TRANSFER OF THIS CERTIFICATE MAY BE MADE UNLESS SUCH RESALE OR TRANSFER (A) IS MADE IN ACCORDANCE WITH SECTIONS 3.1 AND
3.4 OF THE TRUST AGREEMENT PERTAINING TO THE NATIONAL AUTO FINANCE 1999-1 TRUST (THE "AGREEMENT") AND (B) IS MADE (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (ii) IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, (iii) TO THE SELLER, OR (iv) TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT THAT IS AWARE THAT THE RESALE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, AND (C) UPON THE SATISFACTION OF CERTAIN OTHER REQUIREMENTS SPECIFIED IN THE AGREEMENT. NEITHER THE SELLER, THE SERVICER, THE TRUST NOR THE OWNER TRUSTEE (AS SUCH TERMS ARE DEFINED IN THE AGREEMENT) IS OBLIGATED TO REGISTER THE CERTIFICATES UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS.

         The Certificate Registrar shall provide the Trust Collateral Agent with the name and address of the Certificateholder on the Closing Date in the form which such information is provided to the Certificate Registrar by the Depositor. Upon any transfer of the Certificate, the Certificate Registrar shall notify the Trust Collateral Agent of the name and address of the transferee in writing, by facsimile, on the day of such transfer.

         Upon surrender for registration of transfer of the Certificate at the office or agency maintained pursuant to Section 3.8, the Owner Trustee shall execute, authenticate and deliver, in the name of the designated transferee or transferees, a new Certificate dated the date of authentication by the Owner Trustee or any authenticating agent.

         The Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by the Certificateholder or his attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Certificate Registrar, which requirements include membership or participation in the Securities Transfer Agent's Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Certificate Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Certificate surrendered for registration of transfer or exchange shall be canceled and subsequently disposed of by the Owner Trustee in accordance with its customary practice.

         No service charge shall be made for any registration of transfer or exchange of the Certificate, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of the Certificate.

         Notwithstanding the preceding provisions of this Section, the Owner Trustee shall not be required to make, and the Certificate Registrar shall not be required to register, transfers and exchanges of the Certificate for a period of 15 days preceding the due date for any payment with respect to the Certificate.

         The Seller shall not sell, transfer, assign, convey or pledge any Certificate at any time subsequent to the Closing Date to any Person that is an Affiliate of the Seller, unless, prior to such sale, transfer, assignment, conveyance or pledge, the Seller delivers to the Insurer an Opinion of Counsel substantially similar in form and substance to the Opinion of Counsel delivered on the Closing Date as to non-consolidation of the assets and liabilities of (x) the Seller and NAFI or (y) the Seller and any such Person that is an Affiliate of the Seller (other than NAFI), of which a copy shall be delivered to each Rating Agency.

         In furtherance of and not in limitation of the foregoing, the Certificateholder, by acceptance of the Certificate, specifically acknowledges that it has no right to or interest in any monies at any time held pursuant to the Spread Account Agreement or prior to the release of such monies pursuant to
Section 5.7(a) of the Sale and Servicing Agreement or Section 3.03 of the Spread Account Agreement, such monies being held in trust for the benefit of the [Class A] Noteholders and the Insurer. Notwithstanding the foregoing, in the event that it is ever determined that the monies held in the Spread Account constitute a pledge of collateral, then the provisions of the Sale and Servicing Agreement and the Spread Account Agreement shall be considered to constitute a security agreement and the Seller and the Certificateholder hereby grant to the Collateral Agent for the benefit of the Indenture Trustee on behalf of the [Class A] Noteholders and the Insurer a first priority perfected security interest in such amounts, to be applied as set forth in Section 3.03 of the Spread Account Agreement. In addition, the Certificateholder, by acceptance of the Certificate, hereby appoints the Depositor as its agent to pledge a first priority perfected security interest in the Spread Account, and any amounts held therein from time to time, to the Collateral Agent for the benefit of the Indenture Trustee and the Insurer pursuant to the Spread Account Agreement and agrees to execute and deliver such instruments of conveyance, assignment, grant, confirmation, etc. as well as any financing statements, in each case that the Insurer shall consider reasonably necessary in order to perfect the Collateral Agent's Security Interest in the Collateral (as such terms are defined in the Spread Account Agreement).

         SECTION 3.5. Mutilated, Destroyed, Lost or Stolen Certificate. If (a) a mutilated Certificate shall be surrendered to the Certificate Registrar, or if the Certificate Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of the Certificate and (b) there shall be delivered to the Certificate Registrar, the Owner Trustee and (unless (i) an Insurer Default shall have occurred and be continuing or (ii) the Class A Notes are no longer outstanding, all amounts owing to the Insurer have been paid to it and the term of the Class A Note Policy has expired) the Insurer, such security or indemnity as may be required by them to save each of them harmless, then in the absence of notice that the Certificate shall have been acquired by a bona fide purchaser, the Owner Trustee on behalf of the Trust shall execute and the Owner Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate. In connection with the issuance of a new Certificate under this Section, the Owner Trustee or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section shall constitute conclusive evidence of the ownership of the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

         SECTION 3.6. Person Deemed the Certificateholder. Every Person by virtue of becoming the Certificateholder in accordance with this Agreement and the rules and regulations of the Certificate Registrar shall be deemed to be bound by the terms of this Agreement. Prior to due presentation of the Certificate for registration of transfer, the Owner Trustee, the Certificate Registrar and the Insurer and any agent of the Owner Trustee, the Certificate Registrar and the Insurer, respectively, may treat the Person in whose name the Certificate shall be registered in the Certificate Register as the owner of the Certificate for the purpose of receiving distributions pursuant to the Sale and Servicing Agreement and for all other purposes whatsoever, and none of the Owner Trustee, the Certificate Registrar or the Insurer nor any agent of the Owner Trustee, the Certificate Registrar or the Insurer, shall be bound by any notice to the contrary.

         SECTION 3.7. Access to Certificateholder's Name and Address. The Owner Trustee shall furnish or cause to be furnished to the Servicer, the Depositor or (unless (i) an Insurer Default shall have occurred and be continuing or (ii) the Class A Notes are no longer outstanding, all amounts owing to the Insurer have been paid to it and the term of the Class A Note Policy has expired) the Insurer, within 15 days after receipt by the Owner Trustee of a request therefor from such Person in writing, the name and address of the Certificateholder as of the most recent Record Date. The Holder, by receiving and holding the Certificate, shall be deemed to have agreed not to hold any of the Depositor, the Servicer, the Owner Trustee or the Insurer or any agent thereof accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

         SECTION 3.8. Maintenance of Office or Agency. The Owner Trustee shall maintain in Wilmington, Delaware, an office or offices or agency or agencies where the Certificate may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Owner Trustee in respect of the Certificate and the Basic Documents may be served. The Owner Trustee initially designates its Corporate Trust Office for such purposes. The Owner Trustee shall give prompt written notice to the Depositor, the Certificateholder and the Insurer of any change in the location of the Certificate Register or any such office or agency.

         SECTION 3.9. ERISA Restrictions. The Certificate may not be acquired by or for the account of (i) an employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) that is subject to the provisions of Title I of ERISA, (ii) a plan described in
Section 4975(e)(1) of the Code, or (iii) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity (each, a "Benefit Plan"). The Certificate shall not be registered in the name of any Holder unless the

Holder shall have represented and warranted, substantially in the form of paragraph 8 to Exhibit C, that it is not a Benefit Plan.

         SECTION 3.10. Securities Matters. Notwithstanding anything contained herein to the contrary, the Owner Trustee shall not be responsible for ascertaining whether any transfer complies with the registration provisions or exemptions from the Securities Act, the Exchange Act, applicable state securities law or the Investment Company Act; provided, however, that if a Certificate is specifically required to be delivered to the Owner Trustee by a purchaser or transferee of a Certificate, the Owner Trustee shall be under a duty to examine the same to determine whether it conforms to the requirements of this Agreement and shall promptly notify the party delivering the same if such certificate does not so conform.

         SECTION 3.11. Pledge of Certificate. The parties hereto hereby acknowledge that the Depositor has, pursuant to the Revolving Credit and Term Loan and Security Agreement, pledged the Certificate to First Union National Bank. Upon receipt of notice from First Union National Bank to the effect that an Event of Default has occurred and is continuing under the Revolving Credit and Term Loan and Security Agreement, (i) the Owner Trustee shall upon request, pay to First Union National Bank directly any and all amounts that the Certificateholder would be entitled to receive hereunder and (ii) First Union National Bank may exercise its rights under that agreement and notwithstanding any other provision of this Agreement to the contrary, upon the request of First Union National Bank, the outstanding Certificate shall be deemed canceled and a new Certificate shall be issued and registered in the name or upon the order of First Union National Bank, and without further action, First Union National Bank shall become the Certificateholder.

                                   ARTICLE IV

                         VOTING RIGHTS AND OTHER ACTIONS


         SECTION 4.1. Prior Notice to Holder with Respect to Certain Matters. With respect to the following matters, the Owner Trustee shall not take action unless at least 10 days before the taking of such action, the Owner Trustee shall have notified the Certificateholder in writing of the proposed action and the Certificateholder shall not have notified the Owner Trustee in writing prior to the 10th day after such notice is given that the Certificateholder has withheld consent or provided alternative direction:

                           (a) the election by the Trust to file an amendment to the Certificate of Trust (unless such amendment is required to be filed under the Business Trust Statute or unless such amendment would not materially and adversely affect the interest of the Holder);

                           (b) the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is required;

                           (c) the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is not required and such amendment materially adversely affects the interest of the Certificateholder; or

                           (d) except pursuant to Section 13.1(b) of the Sale and Servicing Agreement, the amendment, change or modification of the Sale and Servicing Agreement, except to cure any ambiguity or defect or to amend or supplement any provision in a manner that would not materially adversely affect the interest of the Certificateholder.

         The Owner Trustee shall notify the Certificateholder in writing of any appointment of a successor Note Registrar, Trust Collateral Agent or Certificate Registrar within five Business Days thereof.

         SECTION 4.2. Action by Certificateholder with Respect to Certain Matters. The Owner Trustee shall not have the power, except upon the direction of the Insurer or, (i) in the event that an Insurer Default shall have occurred and be continuing or (ii) the Class A Notes are no longer outstanding, all amounts owing to the Insurer have been paid to it and the term of the Class A Note Policy has expired, the Security Majority in accordance with the Basic Documents, to (a) remove the Servicer under the Sale and Servicing Agreement or
(b) except as expressly provided in the Basic Documents, sell the Receivables after the termination of the Indenture. The Owner Trustee shall take the actions referred to in the preceding sentence only upon written instructions signed by the Insurer or the Security Majority, as the case may be, and the furnishing of indemnification satisfactory to the Owner Trustee by the Certificateholder.

         SECTION 4.3. Action by Certificateholder with Respect to Bankruptcy. Until the Notes have been indefeasibly paid in full, the Owner Trustee shall not have the power to, and shall not, commence any proceeding or other actions contemplated by Section 2.12(d) relating to the Trust without the prior written consent of the Insurer (unless (i) an Insurer Default shall have occurred and be continuing or (ii) the Class A Notes are no longer outstanding, all amounts owing to the Insurer have been paid to it and the term of the Class A Note Policy has expired) or the Security Majority upon an Insurer Default (or if the Class A Notes are no longer outstanding, all amounts owing to the Insurer have been paid to it and the term of the Class A Note Policy has expired). One year and one day after the Notes have been indefeasibly paid in full, all amounts due to the Insurer under the Insurance Agreement have been paid in full, the term of the Class A Note Policy has expired and the Trust Collateral Agent has surrendered the Class A Note Policy to the Insurer, the Owner Trustee shall not have the power to, and shall not, commence any proceeding or other actions contemplated by Section 2.12(d) relating to the Trust without the prior written consent of the Certificateholder and the delivery to the Owner Trustee by the Certificateholder of written certification that the Certificateholder reasonably believes that the Trust is insolvent.

         SECTION 4.4. Restrictions on Certificateholder's Power. (a) The Certificateholder shall not direct the Owner Trustee to take or refrain from taking any action if such action or inaction would be contrary to any obligation of the Trust or the Owner Trustee under this Agreement or any of the Basic Documents or would be contrary to Section 2.3 or otherwise contrary to law, nor shall the Owner Trustee be obligated to follow any such direction, if given.

                           (b) The Certificateholder (other than the Depositor as sole Certificateholder) shall not have any right by virtue, or by availing itself, of any provisions of this Agreement to institute any suit, action, or proceeding in equity or at law upon or under or with respect to this Agreement or any Basic Document, unless the Certificateholder is the Instructing Party pursuant to Section 6.3 and unless the Certificateholder previously shall have given to the Owner Trustee a written notice of default and of the continuance thereof, as provided in this Agreement, and also unless the Certificateholder shall have made written request upon the Owner Trustee to institute such action, suit or proceeding in its own name as Owner Trustee under this Agreement and shall have offered to the Owner Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Owner Trustee, for 30 days after its receipt of such notice, request, and offer of indemnity, shall have neglected or refused to institute any such action, suit, or proceeding, and during such 30-day period no request or waiver inconsistent with such written request has been given to the Owner Trustee pursuant to and in compliance with this Section or Section 6.3; it being understood and intended, and being expressly covenanted by the Certificateholder with the Owner Trustee, that the Certificateholder shall not have any right in any manner whatever by virtue, or by availing itself of any provisions of this Agreement to enforce any right under this Agreement, except in the manner provided in this Agreement. For the protection and enforcement of the provisions of this
         Section 4.4, the Certificateholder and the Owner Trustee shall be entitled to such relief as can be given either at law or in equity.

         SECTION 4.5. Rights of Insurer. Notwithstanding anything to the contrary in the Basic Documents, unless (A) either (i) an Insurer Default shall have occurred and be continuing or (ii) the Class A Notes are no longer outstanding, all amounts owing to the Insurer have been paid to it and the term of the Class A Note Policy has been expired and (B) it shall have received the prior written consent of the Security Majority, the Owner Trustee shall not (i) remove the Servicer, the Custodian, the Backup Servicer, or any Sub-Servicer,
(ii) initiate any claim, suit or proceeding by the Trust or compromise any claim, suit or proceeding brought by or against the Trust, other than with respect to the enforcement of any Receivable or any rights of the Trust thereunder, (iii) authorize the merger or consolidation of the Trust with or into any other business trust or other entity (other than in accordance with Section 3.10 of the Indenture), (iv) amend the Certificate of Trust, or (v) amend this Agreement in accordance with Section 11.1 of this Agreement.

                                    ARTICLE V

                                 CERTAIN DUTIES


         SECTION 5.1. Accounting and Records to the Noteholders, the Certificateholder, the Internal Revenue Service and Others. Subject to Sections 12.1(b)(iii) and 12.1(c) of the Sale and Servicing Agreement, the Depositor shall (a) maintain (or cause to be maintained) the books of the Trust on a calendar year basis on the accrual method of accounting, including, without limitation, any allocations of net income under Section 2.11, (b) deliver (or cause to be delivered) to the Certificateholder, as may be required by the Code and applicable Treasury Regulations, such information in the Depositor's possession as may be requested (including Schedule K-1, if applicable) to enable the Certificateholder to prepare its federal, state and local income and franchise tax returns, (c) file or cause to be filed, if necessary, such tax returns relating to the Trust (including, if applicable, a partnership information return, Form 1065), and direct the Owner Trustee or the Servicer, as the case may be, to make such elections as may from time to time be required or appropriate under any applicable state, local or federal statute or rule or regulation thereunder so as to maintain the Trust's characterization as a security device or non-entity, as the case may be, or if applicable, as a partnership, for federal income tax purposes, and (d) collect or cause to be collected any withholding tax as described in and in accordance with Section 5.8(c) of the Sale and Serving Agreement with respect to income or distributions to the Certificateholder and the appropriate forms relating thereto. The Owner Trustee or the Servicer, as the case may be, shall make all elections pursuant to this Section as directed in writing by the Depositor. The Owner Trustee shall upon request sign all tax information returns provided to it in execution form, if any, filed pursuant to this Section 5.1 and any other returns as may be required by law, and in doing so shall rely entirely upon, and shall have no liability for information provided by, or calculations provided by, the Depositor or the Servicer. Notwithstanding anything to the contrary above, none of the parties hereto shall make the election provided in Treasury Regulations
Section 301.7701-3(c) to have the Trust classified as an association taxable as a corporation.

         SECTION 5.2. Signature on Returns; Tax Matters Partner. (a) Notwithstanding the provisions of Section 5.1 and in the event that the Trust is characterized as a partnership, the Owner Trustee shall pursuant to an instruction sign on behalf of the Trust the tax returns of the Trust provided to it in execution form, unless applicable law requires a Certificateholder to sign such documents, in which case such documents shall be signed by the Depositor.

                           (b) In the event that the Trust is characterized as a partnership, the Depositor shall be the "tax matters partner" of the Trust pursuant to the Code.

         SECTION 5.3. Note Purchase Agreements. The Owner Trustee is hereby authorized to execute and deliver the Note Purchase Agreements with respect to the Notes.

                                   ARTICLE VI

                      AUTHORITY AND DUTIES OF OWNER TRUSTEE


         SECTION 6.1. General Authority. The Owner Trustee is authorized and directed to execute and deliver the Basic Documents to which the Trust is named as a party and each certificate or other document attached as an exhibit to or contemplated by the Basic Documents to which the Trust is a signatory and any amendment thereto, in each case, in such form as the Depositor shall approve as evidenced conclusively by the Owner Trustee's execution thereof, and on behalf of the Trust, to direct the Indenture Trustee to authenticate and deliver the Notes in the aggregate principal amount of $53,125,000. In addition to the foregoing, the Owner Trustee is authorized, but shall not be obligated, to take all actions required of the Trust pursuant to the Basic Documents. The Owner Trustee is further authorized from time to time to take such action as the Instructing Party recommends with respect to the Basic Documents, which the Instructing Party hereby agrees shall be consistent with the terms of the Basic Documents.

         SECTION 6.2. General Duties. It shall be the duty of the Owner Trustee to discharge (or cause to be discharged) all of its responsibilities pursuant to the terms of this Agreement and to administer the Trust in the interest of the Holder, subject to the Basic Documents and in accordance with the provisions of this Agreement. Notwithstanding the foregoing, the Owner Trustee shall be deemed to have discharged its duties and responsibilities hereunder and under the Basic Documents to the extent the Servicer has agreed in the Sale and Servicing Agreement to perform any act or to discharge any duty of the Trust or the Owner Trustee hereunder or under any Basic Document, and the Owner Trustee shall not be liable for the default or failure of the Servicer to carry out its obligations under the Sale and Servicing Agreement.

         SECTION 6.3. Action upon Instruction. (a) Subject to Article IV and the terms of the Spread Account Agreement, the Insurer (so long as (i) an Insurer Default shall not have occurred and be continuing and (ii) either the Class A Notes are still outstanding, amounts owing to the Insurer under the Insurance Agreement have not been paid to it or the term of the Class A Note Policy has not expired) or the Security Majority (if (i) an Insurer Default shall have occurred and be continuing or (ii) the Class A Notes are no longer outstanding, all amounts owing to the Insurer have been paid to it and the Class A Note Policy has expired) (the "Instructing Party") shall have the exclusive right to direct the actions of the Owner Trustee in the management of the Trust, so long as such instructions are not inconsistent with the express terms set forth herein or in any Basic Document. The Instructing Party shall not instruct the Owner Trustee in a manner inconsistent with this Agreement or the Basic Documents.

                           (b) The Owner Trustee shall not be required to take any action hereunder or under any Basic Document if the Owner Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in liability on the part of the Owner Trustee or is contrary to the terms hereof or of any Basic Document or is otherwise contrary to law.

                           (c) Whenever the Owner Trustee is unable to decide between alternative courses of action permitted or required by the terms of this Agreement or any Basic Document, the Owner Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Instructing Party requesting instruction as to the course of action to be adopted, and to the extent the Owner Trustee acts in good faith in accordance with any written instruction of the Instructing Party received, the Owner Trustee shall not be liable on account of such action to any Person. If the Owner Trustee shall not have received appropriate instruction within ten days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, not in violation of this Agreement or the Basic Documents, as it shall deem to be in the best interests of the Certificateholder, and shall have no liability to any Person for such action or inaction.

                           (d) In the event that the Owner Trustee is unsure as to the application of any provision of this Agreement or any Basic Document or any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that this Agreement permits any determination by the

         Owner Trustee or is silent or is incomplete as to the course of action that the Owner Trustee is required to take with respect to a particular set of facts, the Owner Trustee may give notice (in such form as shall be appropriate under the circumstances) to the Instructing Party requesting instruction and, to the extent that the Owner Trustee acts or refrains from acting in good faith in accordance with any such instruction received, the Owner Trustee shall not be liable, on account of such action or inaction, to any Person. If the Owner Trustee shall not have received appropriate instruction within 10 days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, not in violation of this Agreement or the Basic Documents, as it shall deem to be in the best interests of the Certificateholder, and shall have no liability to any Person for such action or inaction.

         SECTION 6.4. No Duties Except as Specified in this Agreement or in Instructions. The Owner Trustee shall not have any duty or obligation to manage, make any payment with respect to, register, record, sell, dispose of, or otherwise deal with the Owner Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Owner Trustee is a party, except as expressly provided by the terms of this Agreement or in any document or written instruction received by the Owner Trustee pursuant to Section 6.3; and no implied duties or obligations shall be read into this Agreement or any Basic Document against the Owner Trustee. The Owner Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to prepare or file any filing for the Trust with the Securities and Exchange Commission or to record this Agreement or any Basic Document. The Owner Trustee nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any Liens on any part of the Owner Trust Estate that result from actions by, or claims against, the Owner Trustee (solely in its individual capacity) and that are not related to the ownership or the administration of the Owner Trust Estate.

         SECTION 6.5. No Action Except under Specified Documents or Instructions. The Owner Trustee shall not manage, control, use, sell, dispose of or otherwise deal with any part of the Owner Trust Estate except (i) in accordance with the powers granted to and the authority conferred upon the Owner Trustee pursuant to this Agreement, (ii) in accordance with the Basic Documents or (iii) in accordance with any document or instruction delivered to the Owner Trustee pursuant to the Basic Documents.

         SECTION 6.6. Restrictions. The Owner Trustee shall not (a) take any action that is in violation of the purposes of the Trust set forth in Section 2.3, or (b) take any action (including, without limitation, participating in the establishment of a market or the inclusion of the Trust's interests thereon, within the meaning of Treasury Regulation Section 1.7704-1(d)(1)) that, to the actual knowledge of the Owner Trustee, would result in the Trust becoming taxable as a corporation or a publicly traded partnership for federal income tax purposes. The Certificateholder shall not direct the Owner Trustee to take action that would violate the provisions of this Section.

                                   ARTICLE VII

                          CONCERNING THE OWNER TRUSTEE


         SECTION 7.1. Acceptance of Trusts and Duties. The Owner Trustee accepts the trusts hereby created and agrees to perform its duties hereunder with respect to such trusts but only upon the terms of this Agreement. The Owner Trustee also agrees to disburse all monies actually received by it constituting part of the Owner Trust Estate upon the terms of the Basic Documents and this Agreement. The Owner Trustee shall not be answerable or accountable hereunder or under any Basic Document under any circumstances, except (i) for its own willful misconduct, bad faith or negligence, (ii) in the case of the inaccuracy of any representation or warranty contained in Section 7.3 expressly made by the Owner Trustee in its individual capacity, (iii) for liabilities arising from the failure of the Owner Trustee to perform obligations expressly undertaken by it in the last sentence of Section 6.4, (iv) for any gains on investments issued by the Owner Trustee or any branch or Affiliate thereof in its commercial capacity or (v) for taxes, fees or other charges on, based on or measured by, any fees, commissions or compensation received by the Owner Trustee. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

                  (a) the Owner Trustee shall not be liable for any error of judgment made by a Responsible Officer of the Owner Trustee;

                  (b) the Owner Trustee shall not be liable with respect to any action taken or omitted to be taken by it in accordance with the instructions of the Instructing Party[, the Depositor, the Servicer or any Certificateholder];

                  (c) no provision of this Agreement or any Basic Document shall require the Owner Trustee to expend or risk funds or otherwise incur any financial liability in the performance of any of its rights or powers hereunder or under any Basic Document if the Owner Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

                  (d) as provided in Section 8.4 hereof, under no circumstances shall the Owner Trustee be personally liable for indebtedness evidenced by or arising under any of the Basic Documents, including the principal of and interest on the Notes;

                  (e) the Owner Trustee shall not be responsible for, or in respect of, the validity or sufficiency of this Agreement, or for the due execution hereof by the Depositor, or for the form, character, genuineness, sufficiency, value or validity of any of the Owner Trust Estate, or for, or in respect of, the validity or sufficiency of the Basic Documents, other than the certificate of authentication on the Certificate, and the Owner Trustee shall in no event assume or incur any liability, duty or obligation to the Depositor, the Insurer,

         Trustee, Trust Collateral Agent, the Collateral Agent, any Noteholder or to the Certificateholder, other than as expressly provided for herein and in the Basic Documents;

                  (f) the Owner Trustee shall not be liable for the default or misconduct of the Depositor, the Insurer, the Trustee, the Trust Collateral Agent or the Servicer under any of the Basic Documents, or otherwise, and the Owner Trustee shall have no obligation or liability to perform the obligations under this Agreement or the Basic Documents that are required to be performed by the Depositor under this Agreement, by the Trustee under the Indenture, or the Trust Collateral Agent or the Servicer under the Sale and Servicing Agreement; and

                  (g) the Owner Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement, or otherwise, or in relation to this Agreement or any Basic Document, at the request, order or direction of the Instructing Party or the Certificateholder, unless such Instructing Party or the Certificateholder has offered to the Owner Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred by the Owner Trustee therein or thereby. The right of the Owner Trustee to perform any discretionary act enumerated in this Agreement or in any Basic Document shall not be construed as a duty, and the Owner Trustee shall not be answerable for other than its negligence, bad faith or willful misconduct in the performance of any such act.

         SECTION 7.2. Furnishing of Documents. The Owner Trustee shall furnish to the Certificateholder promptly upon receipt of a written request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Owner Trustee under the Basic Documents.

         SECTION 7.3. Representations and Warranties. The Owner Trustee hereby represents and warrants, in its individual capacity, to the Depositor, the Holder, the Noteholders (which shall have relied on such representations and warranties in purchasing the Notes) and the Insurer (which shall have relied on such representations and warranties in issuing the Class A Note Policy), that:

                  (a) It is a Delaware banking corporation, duly organized and validly existing in good standing under the laws of the State of Delaware. It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement.

                  (b) It has taken all corporate action necessary to authorize the execution and delivery by it of this Agreement, and this Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf.

                  (c) Neither the execution nor the delivery by it of this Agreement, nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any federal or Delaware state law, governmental rule or regulation governing the banking or trust powers of the Owner Trustee or any judgment or order binding on it, or constitute any default under its charter documents or by-laws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound.

         SECTION 7.4. Reliance; Advice of Counsel. (a) The Owner Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper believed by it to be genuine and reasonably believed by it to be signed by the proper party or parties. The Owner Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of the determination of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer, secretary or other authorized officers of the relevant party, as to such fact or matter, and such certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

                           (b) In the exercise or administration of the trusts hereunder and in the performance of its duties and obligations under this Agreement or the Basic Documents, the Owner Trustee (i) may act directly or through its agents or attorneys pursuant to agreements entered into with any of them, and the Owner Trustee shall not be liable for the conduct or misconduct of such agents or attorneys if such agents or attorneys shall have been selected by the Owner Trustee with reasonable care, and (ii) may consult with counsel, accountants and other skilled persons to be selected with reasonable care and employed by it. The Owner Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the written opinion or advice of any such counsel, accountants or other such persons and according to such opinion not contrary to this Agreement or any Basic Document.

         SECTION 7.5. Not Acting in Individual Capacity. Except as provided in this Article VII, in accepting the trusts hereby created, Wilmington Trust Company acts solely as Owner Trustee hereunder and not in its individual capacity and all Persons having any claim against the Owner Trustee by reason of the transactions contemplated by this Agreement or any Basic Document shall look only to the Owner Trust Estate for payment or satisfaction thereof.

         SECTION 7.6. Owner Trustee Not Liable for Certificate or Receivables. The recitals contained herein and in the Certificates (other than the authenticity of the signature and countersignature of the Owner Trustee on the Certificate) shall be taken as the statements of the Depositor and the Owner Trustee assumes no responsibility for the correctness thereof. The Owner Trustee makes no representations as to the validity or sufficiency of this Agreement, of any Basic Document or of the Certificate (other than the signature and countersignature of the Owner Trustee on the Certificate) or the Notes, or of any Receivable or related documents. The Owner Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Receivable, or the perfection and priority of any security interest created by any Receivable in any Financed Vehicle or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Owner Trust Estate or its ability to generate the payments to be distributed to the Certificateholder under this Agreement or the Noteholders under the Indenture, including, without limitation: the existence, condition and ownership of any Financed Vehicle; the existence and enforceability of any insurance thereon; the existence and contents of any Receivable on any computer or other record thereof; the validity of the assignment of any Receivable to the Trust or of any intervening assignment; the completeness of any Receivable; the performance or enforcement of any Receivable; the compliance by the Depositor, the Servicer or any other Person with any warranty or representation made under any Basic Document or in any related document or the accuracy of any such warranty or representation or any action of the Trustee or the Servicer or any subservicer taken in the name of the Owner Trustee.

         SECTION 7.7. Owner Trustee May Own Certificates and Notes. The Owner Trustee in its individual or any other capacity may become the owner or pledgee of the Certificate or the Notes and may deal with the Depositor, the Trustee and the Servicer in banking transactions with the same rights as it would have if it were not Owner Trustee.

         SECTION 7.8. Payments from Owner Trust Estate. All payments to be made by the Owner Trustee under this Agreement or any of the Basic Documents to which the Trust or the Owner Trustee is a party shall be made only from the income and proceeds of the Owner Trust Estate and only to the extent that the Owner Trustee shall have received income or proceeds from the Owner Trust Estate to make such payments in accordance with the terms hereof. Wilmington Trust Company, or any successor thereto, in its individual capacity, shall not be liable for any amounts payable under this Agreement or any of the Basic Documents to which the Trust or the Owner Trustee is a party.

         SECTION 7.9. Conducting Activities in Other Jurisdictions. Notwithstanding anything contained to the contrary, neither Wilmington Trust Company or any successor thereto, nor the Owner Trustee shall be required to take any action in any jurisdiction other than in the State of Delaware if the taking of such action will, even after the appointment of a co-trustee or separate trustee in accordance with Section 10.5 hereof, (i) require the consent or approval or authorization or order of or the giving of notice to, or the registration with or the taking of any other action in respect of, any state or other governmental authority or agency of any jurisdiction other than the State of Delaware; (ii) result in any fee, tax or other governmental charge under the laws of the State of Delaware becoming payable by Wilmington Trust Company (or any successor thereto); or (iii) subject Wilmington Trust Company (or any successor thereto) to personal jurisdiction in any jurisdiction other than the State of Delaware for causes of action arising from acts unrelated to the consummation of the transactions by Wilmington Trust Company (or any successor thereto) or the Owner Trustee, as the case may be, contemplated hereby.

                                  ARTICLE VIII

                          COMPENSATION OF OWNER TRUSTEE


         SECTION 8.1. Owner Trustee's Fees and Expenses. Wilmington Trust Company shall receive as compensation for its services hereunder such fees as have been separately agreed upon before the date hereof between the Depositor and Wilmington Trust Company, and Wilmington Trust Company shall be entitled to be reimbursed by the Depositor for its other reasonable expenses hereunder, including the reasonable compensation, expenses and disbursements of such agents, representatives, experts and counsel as the Owner Trustee may employ in connection with the exercise and performance of its rights and its duties hereunder and under the Basic Documents.

         SECTION 8.2. Indemnification. The Depositor shall be liable as primary obligor for, and shall indemnify the Owner Trustee (in its individual and trust capacities) and its officers, directors, successors, assigns, agents and servants (collectively, the "Indemnified Parties") from and against, any and all liabilities, obligations, losses, damages, taxes, claims, actions and suits, and any and all reasonable costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever (collectively, "Expenses") which may (in its trust or individual capacities) at any time be imposed on, incurred by, or asserted against the Owner Trustee or any Indemnified Party in any way relating to or arising out of this Agreement, the Basic Documents, the Owner Trust Estate, the administration of the Owner Trust Estate or the action or inaction of the Owner Trustee hereunder, except only that the Depositor shall not be liable for or required to indemnify the Owner Trustee from and against Expenses arising or resulting from any of the matters described in the third sentence of Section 7.1. The indemnities contained in this Section and the rights under Section 8.1 shall survive the resignation or termination of the Owner Trustee or the termination of this Agreement. In the event of any claim, action or proceeding for which indemnity will be sought pursuant to this Section, the Owner Trustee's choice of legal counsel shall be subject to the approval of the Depositor which approval shall not be unreasonably withheld. In the event the Owner Trustee shall receive payment from any Person with respect to any Expenses following the receipt of payment from the Depositor regarding same, the Owner Trustee shall immediately return such payment to the Depositor without any action by or on behalf of the Depositor or any Person.

         SECTION 8.3. Payments to the Owner Trustee. Any amounts paid to the Owner Trustee pursuant to this Article VIII shall be deemed not to be a part of the Owner Trust Estate immediately after such payment.

         SECTION 8.4. Non-recourse Obligations. Notwithstanding anything in this Agreement or any Basic Document, the Owner Trustee agrees in its individual capacity and in its capacity as Owner Trustee for the Trust that all obligations of the Trust to the Owner Trustee individually or as Owner Trustee for the Trust shall be recourse to the Owner Trust Estate only and specifically shall not be recourse to the assets of the Certificateholder.

                                   ARTICLE IX

                         TERMINATION OF TRUST AGREEMENT


         SECTION 9.1. Termination of Trust Agreement. (a) This Agreement and the Trust shall wind up, dissolve and terminate and be of no further force or effect upon the latest of (i) the maturity or other liquidation of the last Receivable (including the purchase by the Servicer at its option of the corpus of the Trust as described in Section 11.1 of the Sale and Servicing Agreement) and the subsequent distribution of amounts in respect of such Receivables as provided in the Basic Documents or (ii) the payment to the Certificateholder of all amounts required to be paid to it pursuant to this Agreement, the indefeasible payment in full of all amounts payable to the Noteholders pursuant to the Indenture and the other Transaction Documents and the payment to the Insurer of all amounts payable or reimbursable to it pursuant to the Sale and Servicing Agreement; provided, however, that the rights to indemnification under Section 8.2 and the rights under Section 8.1 shall survive the termination of the Trust. The Servicer shall promptly notify the Owner Trustee and the Insurer of any prospective termination pursuant to this Section 9.1. The bankruptcy, liquidation, dissolution, death or incapacity of the Certificateholder shall not
(x) operate to terminate this Agreement or the Trust, nor (y) entitle the Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Trust or Owner Trust Estate, nor (z) otherwise affect the rights, obligations and liabilities of the parties hereto.

                  (a) Except as provided in clause (a), neither the Depositor nor any other Certificateholder shall be entitled to revoke or terminate the Trust.

                  (b) Notice of any termination of the Trust, specifying the Distribution Date upon which the Certificateholder shall surrender its Certificate to the Trust Collateral Agent for payment of the final distribution and cancellation, shall be given by the Owner Trustee by letter to the Certificateholder mailed within five Business Days of receipt of notice of such termination from the Servicer given pursuant to Section 11.1(c) of the Sale and Servicing Agreement, stating (i) the Distribution Date upon or with respect to which final payment of the Certificate shall be made upon presentation and surrender of the Certificate at the office of the Trust Collateral Agent therein designated, (ii) the amount of any such final payment, (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificate at the office of the Trust Collateral Agent therein specified, and (iv) interest will cease to accrue on the Certificate. The Owner Trustee shall give such notice to the Certificate Registrar (if other than the Owner Trustee) and the Trust Collateral Agent at the time such notice is given to the Certificateholder. Upon presentation and surrender of the Certificate, the Trust Collateral Agent shall cause to be distributed to the Certificateholder amounts distributable on such Distribution Date pursuant to Section 5.7 of the Sale and Servicing Agreement.

         In the event that the Certificateholder shall not have surrendered its Certificate for cancellation within six months after the date specified in the above mentioned written notice, the

Owner Trustee shall give a second written notice to the Certificateholder to surrender the Certificate for cancellation and receive the final distribution with respect thereto. If within one year after the second notice the Certificate shall not have been surrendered for cancellation, the Owner Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the Certificateholder concerning surrender of the Certificates, and the cost thereof shall be paid out of the funds and other assets that shall remain subject to this Agreement. Any funds remaining in the Trust after exhaustion of such remedies shall be distributed, subject to applicable escheat laws, by the Owner Trustee to the Depositor and Holder shall thereafter look solely to the Depositor for payment.

                  (c) Subject to the requirements of the Business Trust Statute, any funds remaining in the Trust after funds for final distribution have been distributed or set aside for distribution shall be distributed by the Owner Trustee to the Depositor.

                  (d) Upon the winding up of the Trust and its termination, the Owner Trustee shall cause the Certificate of Trust to be canceled by filing a certificate of cancellation with the Secretary of State in accordance with the provisions of Section 3810 of the Business Trust Statute.

                  (e) Written notice of the termination of this Agreement and the Trust shall be given to each Rating Agency by the Owner Trustee.


                                    ARTICLE X

             SUCCESSOR OWNER TRUSTEES AND ADDITIONAL OWNER TRUSTEES


         SECTION 10.1. Eligibility Requirements for Owner Trustee. The Owner Trustee shall at all times be a corporation (i) satisfying the provisions of
Section 3807(a) of the Business Trust Statute; (ii) authorized to exercise corporate trust powers; (iii) having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by Federal or State authorities; (iv) having (or having a parent which has) a rating of at least Baa3 by Moody's and A-1 by Standard & Poors; and (v) acceptable to (A) the Insurer in its sole discretion, so long as (i) an Insurer Default shall not have occurred and be continuing and (ii) either the Class A Notes are still outstanding, amounts owing to the Insurer under the Insurance Agreement have not been paid in full or the term of the Class A Note Policy has not expired or (B) acceptable to the Security Majority (instead of the Insurer, in the event that either (i) an Insurer Default shall have occurred and be continuing or (ii) the Class A Notes are no longer outstanding, all amounts owing to the Insurer have been paid to it and the term of the Class A Note Policy has expired). If such corporation shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of this Section, the Owner Trustee shall resign immediately in the manner and with the effect specified in Section 10.2.

         SECTION 10.2. Resignation or Removal of Owner Trustee. The Owner Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Certificateholder, the Insurer, the Noteholders and the Servicer. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor Owner Trustee, meeting the qualifications set forth in Section 10.1 herein, by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Owner Trustee and one copy to the successor Owner Trustee, provided that the Depositor shall have received written confirmation from each of the Rating Agencies that the proposed appointment will not result in an increased capital charge to the Insurer by either of the Rating Agencies. If no successor Owner Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Owner Trustee or the Insurer may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee.

         If at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of Section 10.1 and shall fail to resign after written request therefor by the Depositor, or if at any time the Owner Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Owner Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Owner Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositor, with the consent of (A) the Insurer, so long as
(i) an Insurer Default shall not have occurred and be continuing and (ii) either the Class A Notes are still outstanding, amounts owing to the Insurer under the Insurance Agreement have not been paid in full or the term of the Class A Note Policy has not expired or (B) the Security Majority, in the event that either
(i) an Insurer Default shall have occurred and be continuing or (ii) the Class A Notes are no longer outstanding, all amounts owing to the Insurer have been paid to it and the term of the Class A Note Policy has expired), may remove the Owner Trustee. If the Depositor shall remove the Owner Trustee under the authority of the immediately preceding sentence, the Depositor shall promptly appoint a successor Owner Trustee, meeting the qualifications set forth in Section 10.1 herein, by written instrument, in duplicate, one copy of which instrument shall be delivered to the outgoing Owner Trustee so removed, one copy to the Insurer and one copy to the successor Owner Trustee, and payment of all fees owed to the outgoing Owner Trustee.

         Any resignation or removal of the Owner Trustee and appointment of a successor Owner Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Owner Trustee pursuant to Section 10.3 and payment of all fees and expenses owed to the outgoing Owner Trustee. The Depositor shall provide notice of such resignation or removal of the Owner Trustee to each of the Rating Agencies.

         SECTION 10.3. Successor Owner Trustee. Any successor Owner Trustee appointed pursuant to Section 10.2 shall execute, acknowledge and deliver to the Depositor, the Servicer, the Insurer, the Noteholders and to its predecessor Owner Trustee an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Owner Trustee shall become effective and such successor Owner Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Agreement, with like effect as if originally named as Owner Trustee. The predecessor Owner Trustee shall upon payment of its fees and expenses deliver to the successor Owner Trustee all documents and statements and monies held by it under this Agreement; and the Depositor and the predecessor Owner Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee all such rights, powers, duties and obligations.

         No successor Owner Trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor Owner Trustee shall be eligible pursuant to Section 10.1.

         Upon acceptance of appointment by a successor Owner Trustee pursuant to this Section, the Servicer shall mail notice of the successor of such Owner Trustee to the Certificateholder, the Trustee, the Noteholders and the Rating Agencies. If the Servicer shall fail to mail such notice within 10 days after acceptance of appointment by the successor Owner Trustee, the successor Owner Trustee shall cause such notice to be mailed at the expense of the Servicer.

         SECTION 10.4. Merger or Consolidation of Owner Trustee. Any corporation into which the Owner Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Owner Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Owner Trustee, shall be the successor of the Owner Trustee hereunder, provided such corporation shall be eligible pursuant to Section 10.1, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided further that the Owner Trustee shall mail notice of such merger or consolidation to the Rating Agencies.

         SECTION 10.5. Appointment of Co-Trustee or Separate Trustee. Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Owner Trust Estate or any Financed Vehicle may at the time be located, the Servicer and the Owner Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Owner Trustee and the Insurer to act as co-trustee, jointly with the Owner Trustee, or separate trustee or separate trustees, of all or any part of the Owner Trust Estate, and to vest in such Person, in such capacity, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Servicer and the Owner Trustee may consider necessary or desirable. If the Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, the Owner Trustee subject, unless (i) an Insurer Default shall have occurred and be continuing or (ii) the Class A Notes are no longer outstanding and all amounts owing to the Insurer have been paid to it, to the approval of the Insurer (which approval shall not be unreasonably withheld) shall have the power to make such appointment. No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as a successor trustee pursuant to Section 10.1 and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 10.3.

         Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                  (i) all rights, powers, duties and obligations conferred or imposed upon the Owner Trustee shall be conferred upon and exercised or performed by the Owner Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Owner Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Owner Trustee;

                  (ii) no trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement; and

                  (iii) the Servicer and the Owner Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

         Any notice, request or other writing given to the Owner Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Owner Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Owner Trustee. Each such instrument shall be filed with the Owner Trustee and a copy thereof given to the Servicer and the Insurer.

         Any separate trustee or co-trustee may at any time appoint the Owner Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Owner Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.


                                   ARTICLE XI

                                  MISCELLANEOUS


         SECTION 11.1. Supplements and Amendments. (a) Subject to Section 4.6, this Agreement may be amended by the parties hereto, with the prior written consent of the Insurer (so long as (i) an Insurer Default shall not have occurred and be continuing and (ii) either the

Class A Notes are outstanding or amounts owing to the Insurer under the Insurance Agreement have not been paid in full) and First Union National Bank (so long as it or any Affiliate shall hold the Class B Notes) and with prior written notice to the Rating Agencies, but without the consent of any of the Noteholders or, in the event that the Depositor is not the Certificateholder, the Certificateholder, (i) to cure any ambiguity or defect or (ii) to correct, supplement or modify any provisions in this Agreement.

                  (b) This Agreement may also be amended from time to time, with the prior written consent of the Insurer (so long as (i) an Insurer Default shall not have occurred and be continuing and (ii) either the Class A Notes are outstanding or amounts owing to the Insurer under the Insurance Agreement have not been paid in full) by the parties hereto, with prior written notice to the Rating Agencies, to the extent such amendment materially and adversely affects the interests of any Noteholder, with the consent of the Noteholders evidencing not less than a majority of the Outstanding Amount of the Notes and, the consent of the Certificateholder (which consent of any Noteholder or the Certificateholder given pursuant to this Section or pursuant to any other provision of this Agreement shall be conclusive and binding on the Noteholder and the Certificateholder and on all future Noteholders and Certificateholders of the Note or Certificate ( as applicable) issued upon the transfer thereof or in exchange thereof or in lieu thereof whether or not notation of such consent is made upon the Note or the Certificate) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholder; provided, however, that, subject to the express rights of the Insurer under the Basic Documents, no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that shall be required to be made for the benefit of the Noteholders or the Certificateholder or (b) reduce the aforesaid percentage of the Outstanding Amount of the Notes and the Certificate, the holders of which are required to consent to any such amendment, without the consent of the holders of all the outstanding Notes and the Certificateholder.

         Promptly after the execution of any such amendment or consent, the Owner Trustee shall furnish a true copy of such amendment or consent to each Noteholder, the Certificateholder, the Trustee and each of the Rating Agencies.

         Whenever an amendment requires the consent of the Certificateholder, the Noteholders, the Insurer or the Trustee, such party or parties must approve the particular form of such proposed amendment. The manner of obtaining such consents (and any other consent of the Certificateholder provided for in this Agreement or in any other Basic Document) and of evidencing the authorization of the execution thereof by the Certificateholder shall be subject to such reasonable requirements as the Owner Trustee may prescribe. Promptly after the execution of any amendment to the Certificate of Trust, the Owner Trustee shall cause the filing of such amendment with the Secretary of State.

         Prior to the execution of any amendment to this Agreement or the Certificate of Trust, the Owner Trustee shall be entitled to receive and rely upon an Opinion of Counsel (which Opinion of Counsel shall be at the expense of (i) NAFI, with respect to an amendment pursuant to clause (a) of this section and (ii) the party requesting or responsible for such amendment, with respect to an amendment pursuant to clause (b) of this section except if requested by the Owner Trustee, in which case the expense shall be borne by the Trust) stating that the execution of such amendment is authorized or permitted by this Agreement and that all conditions precedent to the execution and delivery of such amendment have been satisfied. The Owner Trustee may, but shall not be obligated to, enter into any such amendment which affects the Owner Trustee's own rights, duties or immunities under this Agreement or otherwise.

         SECTION 11.2. Limitations on Rights of Others. The provisions of this Agreement are solely for the benefit of the Owner Trustee (including in its individual capacity), the Depositor, the Certificateholder, the Servicer and, to the extent expressly provided herein, the Insurer, the Trustee, First Union National Bank and the Noteholders, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Owner Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

         SECTION 11.3. Notices. (a) Unless otherwise expressly specified or permitted by the terms hereof, all notices shall be in writing and shall be deemed given upon receipt personally delivered, delivered by overnight courier or mailed first class mail or certified mail, in each case return receipt requested, and shall be deemed to have been duly given upon receipt, if to the Owner Trustee, addressed to the Corporate Trust Office; if to the Depositor, addressed to National Financial Auto Funding Trust, 10302 Deerwood Park Boulevard, Suite 100, Jacksonville, Florida 32256; if to the Insurer, addressed to Insurer, Financial Security Assurance Inc., 350 Park Avenue, New York, NY 10022, Attention: Transaction Oversight, Re: National Auto Finance 1999-1 Trust, Telex No.: (212) 688-3101, Confirmation: (212) 826-0100, Telecopy Nos.: (212)
339-3518, (212) 339-3529 (in each case in which notice or other communication to the Insurer refers to an Event of Default, a claim on the Class A Note Policy or with respect to which failure on the part of Financial Security to respond shall be deemed to constitute consent or acceptance, then a copy of such notice or other communication should also be sent to the attention of the General Counsel and the Head-Financial Guaranty Group "URGENT MATERIAL ENCLOSED") if to any Noteholder, to the address listed on the Note Register; or, as to each party, at such other address as shall be designated by such party in a written notice to each other party.

                           (b) Any notice required or permitted to be given to the Certificateholder shall be given by first-class mail, postage prepaid, at the address of the Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

         SECTION 11.4. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         SECTION 11.5. Separate Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

         SECTION 11.6. Assignments; Insurer. This Agreement shall inure to the benefit of and be binding upon the parties hereto, the Noteholders and their respective successors and permitted assigns and First Union National Bank. This Agreement shall also inure to the benefit of the Insurer for so long as (i) an Insurer Default shall not have occurred and be continuing and (ii) either the Class A Notes are outstanding or amounts owing to the Insurer under the Insurance Agreement have not been paid in full. Without limiting the generality of the foregoing, all covenants and agreements in this Agreement which confer rights upon the Insurer shall be for the benefit of and run directly to the Insurer, and the Insurer shall be entitled to rely on and enforce such covenants, subject, however, to the limitations on such rights provided in this Agreement and the Basic Documents. The Insurer may disclaim any of its rights and powers under this Agreement (but not its duties and obligations under the Class A Note Policy) upon delivery of a written notice to the Owner Trustee.

         SECTION 11.7. No Petition. The Owner Trustee (both in its individual capacity and as Owner Trustee), by entering into this Agreement, the Certificateholder, by accepting the Certificate, and the Trustee and each Noteholder by accepting the benefits of this Agreement, hereby covenants and agrees that they will not at any time institute against the Depositor, or join in any institution against the Depositor of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Certificates, the Notes, this Agreement or any of the Basic Documents.

         SECTION 11.8. No Recourse. The Certificateholder by accepting the Certificate acknowledges that the Certificateholder's Certificate represents the beneficial ownership interest in the Trust only and does not represent an interest in or obligation of the Servicer, the Depositor, the Owner Trustee, the Trustee, the Insurer or any Affiliate thereof and no recourse may be had against such parties or their assets, except as otherwise agreed or may be expressly set forth or contemplated in this Agreement, the Certificate or the Basic Documents.

         SECTION 11.9. Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

         SECTION 11.10. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         SECTION 11.11. Servicer. The Servicer is authorized to prepare, or cause to be prepared, execute and deliver on behalf of the Trust all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Trust or Owner Trustee to prepare, file or deliver pursuant to the Basic Documents. Upon written request, the Owner Trustee shall execute and deliver to the Servicer a limited power of attorney appointing the Servicer the Trust's agent and attorney-in-fact to prepare, or cause to be prepared, execute and deliver all such documents, reports, filings, instruments, certificates and opinions.

         SECTION 11.12. Instruction. National Auto Finance Company, Inc. and the co-trustees of the Depositor, by execution of this Agreement, hereby direct Chase Manhattan Bank Delaware, as trustee of National Financial Auto Funding Trust, to execute and deliver this Agreement on behalf of National Financial Auto Funding Trust.

         SECTION 11.13. Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Chase Manhattan Bank Delaware, not individually or personally but solely as trustee of the Depositor, in the exercise of the powers and authority conferred and vested in it under the governing instrument of the Depositor, (b) each of the representations, undertakings and agreements herein made on the part of the Depositor is made and intended for the purpose of binding only the Depositor and
(c) under no circumstances shall Chase Manhattan Bank Delaware be personally liable for the payment of any indebtedness or expenses of the Depositor or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Depositor under this Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly executed by their respective officers hereunto duly authorized as of the day and year first above written.

                      WILMINGTON TRUST COMPANY,
                      Owner Trustee


                      By: /s/ AUTHORIZED SIGNATURE
                         -------------------------
                         Name:
                         Title:


                      NATIONAL FINANCIAL AUTO FUNDING TRUST,

                      By: CHASE MANHATTAN BANK DELAWARE, not in
                      its individual capacity, but solely as Trustee of National Financial Auto Funding Trust


                      By: /s/ AUTHORIZED SIGNATURE
                         -------------------------
                         Name:
                         Title:


Acknowledged and Agreed:

NATIONAL AUTO FINANCE COMPANY, INC.,
Servicer and sole Certificateholder of
National Financial Auto Funding Trust


By: /s/ AUTHORIZED SIGNATURE
   -------------------------
   Name:
   Title:

                                    EXHIBIT A

                               FORM OF CERTIFICATE

NUMBER
1

                       SEE REVERSE FOR CERTAIN DEFINITIONS

         THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE IN RELIANCE UPON EXEMPTIONS PROVIDED BY THE SECURITIES ACT AND SUCH STATE SECURITIES LAWS. NO RESALE OR OTHER TRANSFER OF THIS CERTIFICATE MAY BE MADE UNLESS SUCH RESALE OR TRANSFER (A) IS MADE IN ACCORDANCE WITH SECTION 3.4 OF THE TRUST AGREEMENT PERTAINING TO THE NATIONAL AUTO FINANCE 1999-1 TRUST (THE "AGREEMENT") AND (B) IS MADE (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (ii) IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, (iii) TO THE SELLER OR (iv) TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT THAT IS AWARE THAT THE RESALE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A AND (C) UPON THE SATISFACTION OF CERTAIN OTHER REQUIREMENTS SPECIFIED IN THE AGREEMENT. NEITHER THE SELLER, THE SERVICER, THE TRUST NOR THE OWNER TRUSTEE (AS SUCH TERMS ARE DEFINED IN THE AGREEMENT) IS OBLIGATED TO REGISTER THE CERTIFICATES UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS.


         TRUST CERTIFICATE

evidencing a 100% beneficial ownership interest in the assets of the Trust, as defined below, the property of which includes a pool of retail installment sale contracts secured by new or used automobiles or light duty trucks and sold to the Trust by National Financial Auto Funding Trust.

(This Certificate does not represent an interest in or obligation of National Financial Auto Funding Trust or any of its Affiliates, except to the extent described below.)

         THIS CERTIFIES THAT National Financial Auto Funding Trust is the registered owner of a nonassessable, fully-paid, beneficial ownership interest in the assets of National Auto Finance 1999-1 Trust (the "Trust") formed by National Financial Auto Funding Trust, a Delaware business trust (the "Depositor").

                  OWNER TRUSTEE'S CERTIFICATE OF AUTHENTICATION


         This is the Certificate referred to in the within mentioned Trust Agreement.


WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee by ________________________________ Authenticating Agent

by_______________________________

         The Trust was created pursuant to a Trust Agreement dated as of September 1, 1999 (the "Trust Agreement"), between the Depositor and Wilmington Trust Company, as owner trustee (the "Owner Trustee"), a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Trust Agreement.

         This Certificate is the duly authorized Certificate designated as a "Trust Certificate" (herein called the "Certificate"). This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the holder of this Certificate by virtue of the acceptance hereof assents and by which such holder is bound. The property of the Trust includes a pool of retail installment sale contracts secured by new and used automobiles or light duty trucks (the "Receivables"), all monies due thereunder on or after the Cutoff Date, security interests in the vehicles financed thereby, certain bank accounts and the proceeds thereof, proceeds from claims on certain insurance policies and certain other rights under the Trust Agreement and the Sale and Servicing Agreement, all right to and interest of the Depositor in and to the Sale Agreement dated as of September 1, 1999 between National Auto Funding Trust II and National Financial Auto Funding Trust and all proceeds of the foregoing.

         Under the Trust Agreement, there will be distributed on the 21st day of each month or, if such 21st day is not a Business Day, the next Business Day (the "Distribution Date"), commencing on October 21, 1999, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month immediately preceding the month in which such Distribution Date occurs (the "Record Date"), the amount to be distributed to the Certificateholder on such Distribution Date.

         The holder of this Certificate acknowledges and agrees that its rights to receive distributions in respect of this Certificate are subordinated to the rights of the Noteholders as described in the Sale and Servicing Agreement, the Indenture and the Trust Agreement, as applicable.

         The holder of this Certificate, by acceptance of this Certificate, specifically acknowledges that it has no right to or interest in any monies at any time held pursuant to the Spread Account Agreement or prior to the release of such monies pursuant to Section 5.7(a) of the Sale and Servicing Agreement, such monies being held in trust for the benefit of the Class A Noteholders and the Insurer. Notwithstanding the foregoing, in the event that it is ever determined that the monies held in the Spread Account constitute a pledge of collateral, then the provisions of the Sale and Servicing Agreement and the Spread Account Agreement shall be considered to constitute a security agreement and the holder of this Certificate hereby grants to the Trust Collateral Agent for the benefit of the Trustee and the Insurer, a first priority perfected security interest in such amounts, to be applied as set forth in Section 3.03 of the Spread Account Agreement. In addition, the Certificateholder, by acceptance of the Certificate, hereby appoints the Seller as its agent to pledge a first priority perfected security interest in the Spread Account, and any amounts held therein from time to time to the Collateral Agent for the benefit of the Trustee and the Insurer pursuant to the Spread Account Agreement, and agrees to execute and deliver such instruments of conveyance, assignment, grant, confirmation, etc., as well as any financing statements, in each case that the Insurer shall consider reasonably necessary in order to perfect the Trust Collateral Agent's security interest in the Collateral.

         It is the agreement and intent of the Depositor, the Servicer, and the Certificateholder that, for purposes of income and franchise taxes, the Trust will be treated as a security device only, or alternatively, if such characterization is not respected for any applicable income or franchise tax purposes, the Trust shall be treated solely for such income or franchise tax purposes as a non-entity disregarded as an entity separate from its owner under Treasury Regulations Section 301.7701-3(b)(ii) or any similar provision of applicable law; provided, however, that if any Class of Notes is treated as an equity interest in the Trust for any applicable income or franchise tax purposes, it is the intention and agreement of the Depositor, the Servicer and the Certificateholder that the Trust will be treated as a partnership for such income and franchise tax purposes and the Certificateholder and the Noteholders whose Class of Notes are treated as equity interests will be treated as partners in the partnership. The Depositor and any other Certificateholder, by acceptance of the Certificate, agrees to treat, and to take no action inconsistent with the treatment of, the Certificate for such tax purposes as a partnership interest in the Trust. The Certificateholder, by its acceptance of the Certificate, covenants and agrees that it will not at any time institute against the Trust or the Depositor, or join in any institution against the Trust or the Depositor of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Certificate, the Notes, the Trust Agreement or any of the Basic Documents.

         Distributions on this Certificate will be made as provided in the Sale and Servicing Agreement by the Trust Collateral Agent by wire transfer or check mailed to the Certificateholder of record in the Certificate Register without the presentation or surrender of this Certificate or the making of any notation hereon. Except as otherwise provided in the Trust Agreement and notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Owner Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for the purpose by the Owner Trustee in the Corporate Trust Office.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee, by manual or facsimile signature, this Certificate shall not entitle the holder hereof to any benefit under the Trust Agreement or the Sale and Servicing Agreement or be valid for any purpose.

         THIS CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Trust and not in its individual capacity, has caused this Certificate to be duly executed.


                        NATIONAL AUTO FINANCE 1999-1 TRUST

                        By: WILMINGTON TRUST COMPANY, not in its individual
                            capacity but solely as Owner Trustee


Dated:


                        By:
                            ----------------------------------------------------
                            Name:
                            Title:

                            (Reverse of Certificate)

         The Certificate does not represent an obligation of, or an interest in, the Depositor, the Servicer, the Owner Trustee or any Affiliates of any of them and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated herein or in the Trust Agreement, the Indenture or the Basic Documents. In addition, this Certificate is not guaranteed by any governmental agency or instrumentality and is limited in right of payment to certain collections with respect to the Receivables, as more specifically set forth herein and in the Sale and Servicing Agreement. A copy of each of the Sale and Servicing Agreement and the Trust Agreement may be examined during normal business hours at the principal office of the Depositor, and at such other places, if any, designated by the Depositor, by the Certificateholder upon written request.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the rights of the Certificateholder under the Trust Agreement at any time by the Depositor and the Owner Trustee with the prior written consent of Financial Security Assurance Inc. (the "Insurer") so long as (i) no Insurer Default has occurred and is continuing and (ii) either the Class A Notes are outstanding or amounts owing to the Insurer under the Insurance Agreement have not been paid in full, and with the consent of the Certificateholder and the holders of the Notes evidencing not less than a majority of the outstanding Notes and the percentage ownership interest of the Trust. Any such consent by the holder of this Certificate shall be conclusive and binding on such holder and on all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholder (other than the Depositor or the Insurer).

         As provided in the Trust Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies of the Certificate Registrar maintained by the Owner Trustee in the Corporate Trust Office, accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates evidencing the same class and percentage ownership interest in the Trust will be issued to the designated transferee. The initial Certificate Registrar appointed under the Trust Agreement is Wilmington Trust Company.

         The Certificate is issuable only as a registered Certificate. As provided in the Trust Agreement and subject to certain limitations therein set forth, the Certificate is exchangeable for a new Certificate, as requested by the holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

         The Owner Trustee, the Certificate Registrar and any agent of the Owner Trustee, the Certificate Registrar or the Insurer may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Owner Trustee, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

         The obligations and responsibilities created by the Trust Agreement and the Trust created thereby shall terminate upon the payment to the Certificateholder of all amounts required to be paid to it pursuant to the Trust Agreement and the Sale and Servicing Agreement and the disposition of all property held as part of the Trust. The Servicer of the Receivables may at its option purchase the corpus of the Trust at a price specified in the Sale and Servicing Agreement, and such purchase of the Receivables and other property of the Trust will effect a transfer of the Certificate; however, such right of purchase is exercisable, subject to certain restrictions, only as of the last day of any Monthly Period as of which the Pool Balance is 10% or less of the Original Pool Balance.

         The Certificate may not be acquired by, and the Holder hereof by holding this Certificate agrees that it is not (a) an employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA, (b) a plan described in Section 4975(e) (1) of the Code or (c) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity (each, a "Benefit Plan"). The Holder of the interest represented by this Certificate, and each person to whom this Certificate is transferred, is required to represent and warrant to the Owner Trustee that it is not a Benefit Plan.

         The undersigned acknowledges and agrees that (i) it has neither acquired nor will it transfer the Certificate or cause the Certificate to be marketed on or through an "established securities market" within the meaning of
Section 7704(b)(1) of the Code, including, without limitation, an over-the-counter-market or an interdealer quotation system that regularly disseminates firm buy or sell quotations; (ii) it either (A) is not, and will not become, a partnership, S corporation or grantor trust for U.S. federal income tax purposes, or (B) is such an entity, but none of the direct or indirect beneficial owners of any of the interests in such transferee have allowed or caused, or will allow or cause, fifty percent (50%) or more of the value of such interests to be attributable to such transferee's ownership of the Certificate; and (iii) it understands that tax counsel to the Trust has provided an opinion substantially to the effect that the Trust will not be treated as a publicly traded partnership taxable as a corporation for U.S. federal income tax purposes and that the validity of such opinion is dependent in part on the accuracy of the representations in paragraphs (i) and (ii) above.

         The recitals contained herein shall be taken as the statements of the Depositor or the Servicer, as the case may be, and the Owner Trustee assumes no responsibility for the correctness thereof. The Owner Trustee makes no representations as to the validity or sufficiency of this Certificate or of any Receivable or related document.

         Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee, by manual or facsimile signature, this Certificate shall not entitle the holder hereof to any benefit under the Trust Agreement or the Sale and Servicing Agreement or be valid for any purpose.

                                   ASSIGNMENT

         FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE


----------------------------------------------------------------------------
(Please print or type name and address, including postal zip code, of assignee)


----------------------------------------------------------------------------
the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing

____________________ Attorney to transfer said Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.

Dated:
                                                                               *
                                            ------------------------------------
                                            Signature Guaranteed:

                                                                               *
                                            ------------------------------------

------------------
* NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Certificate Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Certificate Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act.

                                    EXHIBIT B

                             CERTIFICATE OF TRUST OF
                       NATIONAL AUTO FINANCE 1999-1 TRUST

         This Certificate of Trust of National Auto Finance 1999-1 Trust (the "Trust") is being duly executed and filed on behalf of the Trust by the undersigned, as trustee, to form a business trust under the Delaware Business Trust Act (12 Del. Code, ss. 3801 et seq.) (the "Act").

                  1. Name. The name of the business trust formed by this Certificate of Trust is National Auto Finance 1999-1 Trust.

                  2. Delaware Trustee. The name and business address of the trustee of the Trust in the State of Delaware is Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001.
Attn: Corporate Trust Administration.

                  3. Effective Date. This Certificate of Trust shall be effective upon filing.

         IN WITNESS WHEREOF, the undersigned, has duly executed this Certificate of Trust in accordance with Section 3811(a)(1) of the Act.

                                           WILMINGTON TRUST COMPANY,
                                           not in its individual capacity but
                                           solely as Owner Trustee


                                           By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                    EXHIBIT C

                            FORM OF INVESTMENT LETTER

                            [LETTERHEAD OF PURCHASER]

                                     [Date]


Wilmington Trust Company, as trustee
  of National Auto Finance 1999-1 Trust
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890-0001

Ladies and Gentlemen:

         The undersigned (the "Purchaser") proposes to purchase the Trust Certificate issued pursuant to that certain Trust Agreement, dated as of September 1, 1999 (the "Trust Agreement"), between National Financial Auto Funding Trust, a Delaware business trust, and Wilmington Trust Company, as trustee (the "Trustee"). Unless the context or use indicates another or different meaning, each capitalized term used herein and not otherwise defined herein shall have the meaning ascribed to it in the Trust Agreement.

         1. The undersigned hereby certifies that, as indicated below, the undersigned is a duly authorized officer of the Purchaser.

         2. In connection with the purchase by the Purchaser of the Trust Certificate, the undersigned hereby certifies to you, and, if you act as broker for one or more customers, to such customers, that the Purchaser is a "qualified institutional buyer" as defined in Rule 144A ("Rule 144A") promulgated under the Securities Act of 1933, as amended, because the Purchaser is an entity described in paragraph (a) (1) ___ [refer to applicable subparagraph] of Rule 144A.

         3. The Purchaser certifies and acknowledges that it is familiar with Rule 144A and understands that you and your customers (if you act as a broker for one or more customers) are relying on the statements made therein.

         4. The Purchaser certifies that the Purchaser is purchasing the Trust Certificate in the capacity marked below (check one):

[ ] The Purchaser certifies that the Purchaser is purchasing the Trust Certificate for its own account only; or

[ ] The Purchaser certifies that the Purchaser is purchasing the Trust Certificate for the account of [one] [specify number] other qualified institutional buyer(s), [each of] which is a "qualified institutional buyer."

         5. The Purchaser certifies that it has received from the Trust the information that satisfies the requirements of paragraph (d)(4) of Rule 144A (the "Rule 144A Information").

         6. The Purchaser certifies that it will comply with all applicable federal and state securities laws in connection with any subsequent resale by the Purchaser of the Trust Certificate.

         7. The Purchaser understands and acknowledges that the Trust Certificate has not been and will not be registered under the Securities Act of 1933, as amended, or any state securities laws and may be resold only if (a) the Trust Certificate is registered pursuant to the provisions of the Securities Act of 1933, as amended, and such state securities laws, or (b) if an exemption from such registration is available. The Purchaser understands and acknowledges that the Trust is not required to register the Trust Certificate and that any transfer must comply with Section 3.4 of the Trust Agreement. The Trustee is not obligated to provide Rule 144A Information.

         8. The Purchaser additionally represents that it is not, and is not acquiring the Trust Certificate for the account of, (i) an employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) that is subject to the provisions of Title I of ERISA, (ii) a plan described in Section 4975(e)(1) of the Code or (iii) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity.

         9. The Purchaser additionally represents that (i) it has neither acquired nor will it transfer the Trust Certificate or cause the Trust Certificate to be marketed on or through an "established securities market" within the meaning of Section 7704(b)(1) of the Code, including, without limitation, an over-the-counter-market or an interdealer quotation system that regularly disseminates firm buy or sell quotations; (ii) it either (A) is not, and will not become, a partnership, S corporation or grantor trust for U.S. federal income tax purposes, or (B) is such an entity, but none of the direct or indirect beneficial owners of any of the interests in such transferee have allowed or caused, or will allow or cause, fifty percent (50%) or more of the value of such interests to be attributable to such transferee's ownership of the Trust Certificate; and (iii) it understands that tax counsel to the Trust has provided an opinion substantially to the effect that the Trust will not be treated as a publicly traded partnership taxable as a corporation for U.S. federal income tax purposes and that the validity of such opinion is dependent in part on the accuracy of the representations in paragraphs (i) and (ii) above.



                                 Very truly yours,

                                 [Purchaser]

                                 By:
                                     ------------------------------------------
                                 Name:
                                       ----------------------------------------
                                 Title:
                                        ---------------------------------------

                                    EXHIBIT D

                    FORM OF TRANSFEREE REPRESENTATION LETTER